SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

KRISPY KREME DOUGHNUTS, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
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     amount on which the filing fee is calculated and state how it was determined):
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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
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      3) Filing Party:
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      4) Date Filed:

May 11, 2009

Fellow Shareholders,

     In completing my first year as President and Chief Executive Officer of Krispy Kreme, I am pleased to report substantial progress in our turnaround efforts. A year ago, we outlined a plan to restore growth and profitability. We have made clear and measurable improvements despite significant obstacles that were complicated by a global recession.

     Notably, we reduced our net loss to $4 million in fiscal 2009 from $67 million in fiscal 2008. Operating income was a positive $4.8 million in fiscal 2009 versus an operating loss of $42.6 million in fiscal 2008. This is our first operating profit for a fiscal year since fiscal 2004. We have strengthened our balance sheet by reducing net debt (total debt minus cash) by 24 percent to $39 million as of the end of fiscal 2009. Further, this month, we successfully renegotiated our bank covenants to remain in compliance and continue to provide back-up sources of liquidity.

     This financial progress reflects many operational improvements we made over the past year. For example, we are expanding in promising geographic areas of growth, particularly overseas markets. We are closing stores that are not meeting strategic goals and we are introducing new, more efficient small-retail shops.

     We have made a major effort to provide more value to and facilitate the success of our franchisees, which operate more than 80 percent of our stores, and therefore play an essential role in our progress. Better marketing and operational support also helps attract experienced, well-capitalized franchisees, which are able to develop markets successfully, both domestically and internationally.

     Another critical area of progress is new product development. In particular, we are testing products that will improve historically slow times in seasonal and time-of-day sales. Our new “soft-serve” Kool Kreme® menu is designed to improve summer sales as well as sales outside of our traditional morning peak hours. These tests are proceeding in lock-step with more effective marketing efforts.

     Of course, while we are introducing changes to restore growth and profitability, be assured that our core values will not change. Krispy Kreme is a trusted brand, famous for delicious, high-quality sweet treats. Since our founding in 1937, we have become the preferred doughnut of choice for people nationwide as well as in many other countries. We currently do business in 16 countries around the globe.

     Even as we grow, we will not lose focus on our broader role in the communities we serve. We will always strive to be a good neighbor. We sponsor local events and assist charitable organizations in raising money for their causes. We will continue to build relationships with community organizations and businesses.

     And, perhaps, most important of all, our store experience will continue to be the foundation of a personal relationship with our guests. Our guests know that when they see the Hot Now light it means that they can watch our doughnuts being prepared and enjoy a hot Original Glazed® doughnut within seconds. This is the Krispy Kreme experience – one that truly sets us apart, as we strive to enhance the life of each person with whom we come in contact.

     In closing, let me give proper credit for our progress to those who deserve it most, our nearly 4,000 employees. Together, we are on a transformational journey, and our energy and efforts are focused on moving this extraordinary organization forward. We have a talented and dedicated team that is rising to every challenge we face. We are now organized in a more streamlined management structure that will enable this talent to more effectively focus on areas critical to Krispy Kreme’s long-term, sustainable growth.

     While there is much yet to be accomplished, I remain convinced that we will realize our ultimate potential as a world-class company, with an iconic brand, that creates Magic Moments in the lives of its guests.

     I thank you for your support and want to assure you of our on-going commitment to building long-term shareholder value.

Sincerely,

James H. Morgan
President, Chief Executive Officer and Chairman of the Board

May 11, 2009

To Our Shareholders:

     On behalf of the Board of Directors and management of Krispy Kreme Doughnuts, Inc., I invite you to the Annual Meeting of Shareholders to be held on Tuesday, June 16, 2009, at 9:00 a.m., Eastern Time, at the North Carolina School of the Arts, Proscenium/Thrust Theatre, Performance Place, 1533 South Main Street, Winston-Salem, North Carolina 27127. We look forward to greeting those shareholders able to attend.

     Details of business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. Also enclosed for your information is a copy of our Annual Report on Form 10-K for the fiscal year ended February 1, 2009, which contains financial statements and other important information about our business.

     It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. Accordingly, we request your cooperation by signing, dating and mailing the enclosed proxy card, or voting by telephone or electronically through the Internet as soon as possible to ensure your representation at the Annual Meeting. If you do attend the Annual Meeting and wish to vote in person, you may revoke your proxy at any time.

Sincerely, JAMES H. MORGAN Chairman of the Board, President and Chief Executive Officer

KRISPY KREME DOUGHNUTS, INC.
370 Knollwood Street
Winston-Salem, North Carolina 27103

______________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 16, 2009
______________________________

To the Shareholders of
Krispy Kreme Doughnuts, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Krispy Kreme Doughnuts, Inc. will be held on Tuesday, June 16, 2009, at 9:00 a.m., Eastern Time, at the North Carolina School of the Arts, Proscenium/ Thrust Theatre, Performance Place, 1533 South Main Street, Winston-Salem, North Carolina 27127, for the following purposes:

     1. To elect three Class I directors, all of whose terms will expire in 2012;

     2. To approve an amendment to our 2000 Stock Incentive Plan to increase the number of shares issuable thereunder;

     3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2010; and

     4. To consider such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record as of April 10, 2009 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A Proxy Statement and a proxy solicited by Krispy Kreme are enclosed. Please sign, date and return the proxy card in the enclosed business reply envelope, or vote by telephone or electronically through the Internet as soon as possible to ensure your representation at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you may revoke your proxy at that time. Seating is limited at the Annual Meeting. If you plan to attend, you MUST follow the instructions described under “Proxy Solicitation and General Information—Admission to Annual Meeting” in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS, WESLEY M. SUTTLE Secretary
May 11, 2009

i

ii

PROXY STATEMENT
May 11, 2009
For the Annual Meeting of Shareholders
To Be Held June 16, 2009

_________________

PROXY SOLICITATION AND GENERAL INFORMATION

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by Krispy Kreme Doughnuts, Inc. (the “Company” or “Krispy Kreme”) for use at Krispy Kreme’s Annual Meeting of Shareholders to be held on Tuesday, June 16, 2009, at 9:00 a.m., Eastern Time, at the North Carolina School of the Arts, Proscenium/ Thrust Theatre, Performance Place, 1533 South Main Street, Winston-Salem, North Carolina 27127, including any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying notice. Beginning on or about May 11, 2009, Krispy Kreme is mailing this Proxy Statement and the accompanying proxy, together with its Annual Report on Form 10-K for the fiscal year ended February 1, 2009 (the “2009 Form 10-K”), to shareholders entitled to vote at the Annual Meeting.

Record Date and Share Ownership

     Only shareholders of record at the close of business on April 10, 2009 (the “Record Date”) are entitled to notice of, and to vote in person or by proxy at, the Annual Meeting. As of the Record Date, there were 67,505,041 shares of Krispy Kreme common stock outstanding and entitled to vote at the Annual Meeting.

Voting by Shareholders with Shares Held Directly in Their Name

     Shareholders with shares registered directly in their names in the Company’s stock records maintained by its transfer agent, American Stock Transfer and Trust Company (“AST”), may vote their shares:

  by mailing their signed and dated proxy card in the postage-paid envelope provided;

  by making a toll-free telephone call in the U.S. or Canada to 1-800-690-6903; or

  by submitting their proxy through the Internet at the following Web address: www.proxyvote.com.

     In addition, ballots will be passed out to any shareholder who wants to vote at the Annual Meeting.

     Specific instructions to be followed by registered shareholders are set forth on the enclosed proxy card. Proxies submitted by mail, telephone or Internet as described above must be received by 11:59 p.m., Eastern Time, on June 15, 2009. NOTE: If you vote by telephone or Internet, you do not need to return your proxy card.

Voting by Shareholders with Shares Held Through a Bank or Brokerage Firm

     Shareholders who hold shares through a bank or brokerage firm should refer to the voting instruction form forwarded by their bank or brokerage firm to see which options are available to them. In addition to voting by mail, a number of banks and brokerage firms are participating in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that also offers telephone and Internet voting options. Votes submitted by telephone or by using the Internet through Broadridge’s program must be received by 11:59 p.m., Eastern Time, on June 15, 2009.

     In addition, ballots will be passed out to any shareholder who wants to vote at the Annual Meeting. Should you decide to attend the Annual Meeting and vote your shares in person, you MUST obtain a proxy executed in your favor from your bank or brokerage firm for your ballot to be counted.

Voting of Proxies

     All properly executed proxies received in time to be voted at the Annual Meeting will be voted in accordance with the directions specified. Proxies that are executed, but do not contain any specific instructions, will be voted “FOR” the election of all nominees for director specified herein, “FOR” the approval of the amendment to our 2000 Stock Incentive Plan and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2010.

Revocability of Proxies

     You may revoke your proxy and change your vote at any time prior to the voting of the proxy if notice is received by 11:59 p.m., Eastern Time, on June 15, 2009. You may do this by (1) sending written notice of revocation to Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary, (2) submitting a subsequent proxy by mail, telephone or Internet with a later date, or (3) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a proxy.

Admission to Annual Meeting

     Only shareholders of record as of the close of business on the Record Date, or their duly appointed proxies, are entitled to attend the Annual Meeting. Each admission ticket will admit the named shareholder and a guest. Seating is limited, so plan on arriving early. All shareholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN KRISPY KREME STOCK, YOU WILL NOT BE ADMITTED INTO THE ANNUAL MEETING.

     If you are a shareholder with shares registered directly in your name, your admission ticket is attached to the proxy card sent to you. If you plan to attend the Annual Meeting, please bring the ticket with you to the Annual Meeting.

     If you are a shareholder with shares held through a bank or brokerage firm, your admission ticket is the left side of your voting information form. If you do not bring your admission ticket, you will need proof of ownership as of the Record Date to be admitted to the Annual Meeting. An example of proof of ownership would be a brokerage statement or a letter from your bank or brokerage firm showing you own shares as of the Record Date. If you arrive at the Annual Meeting without an admission ticket, we will admit you ONLY if we are able to verify that you are a Krispy Kreme shareholder as of the Record Date.

Quorum and Voting Requirements

     The holders of a majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, shall constitute a quorum for the purpose of transacting business at the Annual Meeting. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at the Annual Meeting. Directors are elected by a plurality of the votes cast. For the approval of the amendment to the 2000 Stock Incentive Plan and the ratification of the appointment of Krispy Kreme’s independent registered public accounting firm, the vote of a majority of the shares voted on such matter, assuming a quorum is present, shall be the act of the shareholders on such matter.

     A shareholder voting for the election of directors may withhold authority to vote for all or certain director nominees. A shareholder may also abstain from voting on the approval of the amendment to the 2000 Stock Incentive Plan and the ratification of the appointment of Krispy Kreme’s independent registered public accounting firm. Votes withheld from the election of any nominee for director, abstentions from any other item of business and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast on a matter.

     A “broker non-vote” occurs if a broker or other nominee who is entitled to vote shares on behalf of a record owner has not received instructions with respect to a particular item to be voted on, and the broker or nominee does not otherwise have discretionary authority to vote on that matter. Under the rules of the New York Stock Exchange (“NYSE”), brokers may vote a client’s proxy in their own discretion on certain items even without instructions from the beneficial owner, but may not vote a client’s proxy without voting instructions on “non-discretionary” items. The election of directors and the ratification of Krispy Kreme’s independent registered public accounting firm are considered “discretionary” items; the amendment to the 2000 Stock Incentive Plan is considered a non-discretionary item.

Matters to Be Presented

     Krispy Kreme knows of no matters to be presented at the Annual Meeting other than those indicated in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, it is the intention of the persons named in the proxy to vote your shares in accordance with their judgment.

Other

     A copy of our 2009 Form 10-K is being furnished with this Proxy Statement to each shareholder of record as of the Record Date.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Directors, Nominees and Executive Officers

     The following table sets forth the number of shares of Krispy Kreme’s common stock, which is our only class of voting stock, beneficially owned as of April 10, 2009 by each director and nominee for director, the individuals named below under “Executive Compensation - Summary Compensation Table,” which includes Steven A. Lineberger, our Senior Vice President and President of U.S. Stores, who is not a Named Executive Officer, as well as all directors and executive officers as a group. Beneficial ownership is determined under the rules of the United States Securities and Exchange Commission (the “SEC”). These rules deem common stock subject to options currently exercisable, or exercisable within 60 days after the Record Date, to be outstanding for purposes of computing the percentage ownership of the person holding the options or of a group of which the person is a member; but they do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, the owner exercises sole voting and investment power over the shares.

		Percentage
	Number of Shares	Beneficially
Name of Beneficial Owner	Beneficially Owned	Owned
Charles A. Blixt(1)	84,389	*
Lynn Crump-Caine(2)	60,389	*
Kenneth J. Hudson(3)	142,379	*
Steven A. Lineberger(4)	81,860	*
C. Stephen Lynn(5)	60,389	*
Robert S. McCoy, Jr.(6)	87,938	*
James H. Morgan(7)	505,870	*
Douglas R. Muir(8)	166,201	*
Andrew J. Schindler(9)	72,096	*
Michael H. Sutton(10)	72,096	*
Lizanne Thomas(11)	72,096	*
M. Bradley Wall(12)	107,026	*
Jeffrey B. Welch(13)	177,348	*
Togo D. West, Jr.(14)	179,396	*
All directors and executive officers as a group (15 persons)	1,887,697	2.8%
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*	Less than one percent

(1)	Includes (a) 29,220 shares underlying fully vested restricted stock units and (b) 31,169 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. Blixt has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following termination of his service on the Board of Directors.

(2)	Consists of (a) 29,220 shares underlying fully vested restricted stock units and (b) 31,169 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Ms. Crump-Caine has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following termination of her service on the Board of Directors.

(3)	Includes (a) 25,862 shares of restricted stock to which Mr. Hudson has voting but no investment power, (b) 80,426 shares issuable upon the exercise of currently exercisable stock options and (c) 25,000 shares issuable upon the exercise of stock options that will vest within 60 days after the Record Date.

(4)	Includes (a) 32,154 shares of restricted stock to which Mr. Lineberger has voting but no investment power, (b) 13,426 shares issuable upon the exercise of currently exercisable stock options and (c) 25,000 shares issuable upon the exercise of stock options that will vest within 60 days after the Record Date.

(5)	Consists of (a) 29,220 shares underlying fully vested restricted stock units and (b) 31,169 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. Lynn has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following termination of his service on the Board of Directors.

(6)	Includes (a) 15,542 shares issuable upon the exercise of currently exercisable stock options, (b) 40,927 shares underlying fully vested restricted stock units and (c) 31,169 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. McCoy has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following the termination of his service on the Board of Directors.

(7)	Includes (a) 4,000 shares owned beneficially by Margaret O. Morgan, Mr. Morgan’s spouse, (b) 448,497 shares issuable upon the exercise of currently exercisable stock options and (c) 41,666 shares issuable upon the exercise of stock options that will vest within 60 days after the Record Date.

(8)	Includes (a) 44,797 shares of restricted stock to which Mr. Muir has voting but no investment power, (b) 76,783 shares issuable upon the exercise of currently exercisable stock options and (c) 30,000 shares issuable upon the exercise of stock options that will vest within 60 days after the Record Date.

(9)	Consists of (a) 40,927 shares underlying fully vested restricted stock units and (b) 31,169 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. Schindler has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following the termination of his service on the Board of Directors.

(10)	Consists of (a) 40,927 shares underlying fully vested restricted stock units and (b) 31,169 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. Sutton has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following the termination of his service on the Board of Directors.

(11)	Consists of (a) 40,927 shares underlying fully vested restricted stock units and (b) 31,169 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Ms. Thomas has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following the termination of her service on the Board of Directors.

(12)	Includes (a) 32,154 shares of restricted stock to which Mr. Wall has voting but no investment power, (b) 35,160 shares issuable upon the exercise of currently exercisable stock options, (c) 450 shares held in a brokerage account in the name of Mr. Wall and his spouse and (d) 25,000 shares issuable upon the exercise of stock options that will vest within 60 days after the Record Date.

(13)	Includes (a) 28,008 shares of restricted stock to which Mr. Welch has voting but no investment power, (b) 116,426 shares issuable upon the exercise of currently exercisable stock options and (c) 25,000 shares issuable upon the exercise of stock options that will vest within 60 days after the Record Date.

(14)	Includes (a) 99,300 shares issuable upon the exercise of currently exercisable stock options, (b) 40,927 shares underlying fully vested restricted stock units and (c) 31,169 shares underlying unvested restricted stock units that will vest within 60 days after the Record Date. Mr. West has elected to defer receipt of the shares underlying the restricted stock units, which will be distributed in a single lump sum following the termination of his service on the Board of Directors.

Beneficial Owners of More Than 5% of Common Stock

     The following table sets forth information about each person or entity known to Krispy Kreme to be the beneficial owner of more than 5% of Krispy Kreme’s outstanding common stock as of April 10, 2009.

		Percentage
	Number of Shares	Beneficially
Name of Beneficial Owner	Beneficially Owned	Owned
Mohamed Abdulmohsin Al Kharafi & Sons W.L.L.	9,064,800(1)	13.4%
P.O. Box 886
Safat 13009
Kuwait
____________________

(1)	This information is based on a Schedule 13G/A filed with the SEC on February 5, 2008 by Mohamed Abdulmohsin Al Kharafi & Sons W.L.L. According to the Schedule 13G/A, Mohamed Abdulmohsin Al Kharafi & Sons W.L.L. has sole voting power and sole dispositive power with respect to 9,064,800 shares of Krispy Kreme stock. Mohamed Abdulmohsin Al Kharafi & Sons W.L.L. controls the Americana Group, Krispy Kreme’s franchisee in the Middle East.

ELECTION OF DIRECTORS
(Item Number 1 on the Proxy Card)

Composition of the Board of Directors

     Our bylaws provide that the Board of Directors shall consist of not less than nine nor more than 15 directors, with the exact number being set from time to time by the Board of Directors. Our Board of Directors presently consists of nine directors. The Board of Directors is divided into three classes of directors, Class I, Class II and Class III. The terms of all of our current Class I directors will expire at this Annual Meeting.

Board Nominees for the Annual Meeting

     Based on the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated James H. Morgan, Andrew J. Schindler, and Togo D. West, Jr. for election to the Board of Directors as Class I Directors with terms expiring in 2012.

     Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unable or unwilling to serve, the shares of common stock represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors.

     The Board of Directors recommends a vote “FOR” the nominees for director listed below for election to the Board of Directors.

     Set forth below is information as of April 10, 2009 regarding each nominee for director:

Name (Age)	Information About the Nominees
Nominees for Class I Director
Whose Term Will Expire in 2012

James H. Morgan (61)

James H. Morgan has been a director since July 2000 and was elected Chairman of the Board of Directors in January 2005. On January 6, 2008, Mr. Morgan was appointed as the Company’s President and Chief Executive Officer. Mr. Morgan served as Vice Chairman of the Board of Directors from March 2004 to January 2005. Since January 2001, Mr. Morgan served as Chairman of Covenant Capital, LLC, an investment management firm, which is the General Partner of The Morgan Crossroads Fund. As of January 2008, Mr. Morgan has taken an inactive role in Covenant Capital, LLC and The Morgan Crossroads Fund. Previously, Mr. Morgan served as a consultant for Wachovia Securities, Inc., a securities and investment banking firm, from January 2000 to May 2001. From April 1999 to December 1999, Mr. Morgan was Chairman and Chief Executive Officer of Wachovia Securities, Inc. Mr. Morgan was employed by Interstate/Johnson Lane, an investment banking and brokerage firm, from 1990 to 1999 in various capacities, including as Chairman and Chief Executive Officer, and led the transition during the merger of Interstate/Johnson Lane and Wachovia Corporation in 1999. Mr. Morgan currently serves on the Board of Directors of Coca-Cola Bottling Co. Consolidated, the nation’s second largest Coca-Cola bottler.

Name (Age)	Information About the Nominees
Andrew J. Schindler (64)	Andrew J. Schindler has been a director since September 2006. Formerly, Mr. Schindler was Chairman and Chief Executive Officer of R.J. Reynolds Tobacco Holdings and Executive Chairman of Reynolds American Inc., a company formed in 2004 by the merger of R.J. Reynolds Tobacco Holdings and the U.S. operations of British American Tobacco PLC. In over 30 years with Reynolds, Mr. Schindler held various senior management positions, including Vice President of Personnel, Executive Vice President of Operations and Chief Operating Officer of R.J. Reynolds Tobacco Company and Director of Manufacturing for Nabisco Foods. Mr. Schindler retired from his executive position at Reynolds American Inc. in January 2005. Mr. Schindler currently serves on the Board of Directors of ConAgra Inc., a leading packaged food company, and Hanesbrands Inc., a global consumer goods company.

Togo D. West, Jr. (66)	Togo D. West, Jr. has been a director since July 2000. Mr. West currently serves as Chairman of the Board of Trustees of Noblis, Inc., a nonprofit provider of science-related, strategic, and technology consulting services, and Chairman of TLI Leadership Group, which offers limited strategic advice on national or homeland security issues. From December 2004 to May 2006, Mr. West served as President and Chief Executive Officer of the Joint Center for Political and Economic Studies, a nonprofit research and public policy institution. Previously, Mr. West was an attorney with the law firm of Covington & Burling in Washington, D.C., where he was of counsel to the firm from 2000 to 2004, and was a partner with the law firm of Patterson, Belknap, Webb & Tyler LLP from 1981 to 1990. Mr. West served as Secretary of Veterans Affairs and a member of President Clinton’s Cabinet from 1998 to 2000, and served as Secretary of the Army from 1993 to 1998. From 1990 to 1993, Mr. West was Senior Vice President for Government Relations of the Northrop Corporation, an aerospace and defense systems company. Mr. West has been General Counsel of the Department of Defense, General Counsel of the Department of the Navy and has served with the U.S. Department of Justice. Mr. West currently serves as a member of the Board of Directors of AbitibiBowater Inc., a paper products company, FuelCell Energy, Inc., a manufacturer of high-efficiency power plants, and Bristol-Myers Squibb Company, a global biopharmaceutical company.

About the Continuing Directors

     Set forth below is information as of April 10, 2009 regarding the continuing directors who are not nominees for election at this Annual Meeting as their current terms have not expired. Mr. Blixt, Ms. Crump-Caine and Mr. McCoy are Class II directors, whose terms will expire in 2010. Mr. Lynn, Mr. Sutton, and Ms. Thomas are Class III directors, whose terms will expire in 2011.

Name (Age)	Information About the Continuing Directors
Charles A. Blixt (57)

Charles A. Blixt has been a director since January 2007. Mr. Blixt joined Krispy Kreme as General Counsel on an interim basis in September 2006. Effective April 23, 2007, Mr. Blixt resigned as our General Counsel. Prior to joining Krispy Kreme, Mr. Blixt was Executive Vice President and General Counsel of Reynolds American Inc., a company formed in 2004 by the merger of R.J. Reynolds Tobacco Holdings and the U.S. operations of British American Tobacco PLC. Before the merger, Mr. Blixt worked for more than 20 years in various legal positions for R.J. Reynolds. From 1995 to 2004, he was Executive Vice President and General Counsel, serving as the company’s Chief Legal Officer and managing all aspects of its legal affairs. Before joining R.J. Reynolds, Mr. Blixt held corporate legal positions at Caterpillar Tractor Company and Fiat-Allis Construction Machinery, and worked as an attorney in private practice in Illinois and Michigan. Mr. Blixt currently serves as a member of the Board of Directors of Targacept, Inc., a clinical-stage biopharmaceutical company, and Swedish Match AB, a global tobacco company based in Stockholm, Sweden.

Lynn Crump-Caine (52)	Lynn Crump-Caine has been a director since June 2007. Ms. Crump-Caine currently serves as the Chief Executive Officer of OutsideIn Consulting, an organizational performance and strategy development consulting firm she founded in 2004. Formerly, Ms. Crump-Caine served in various capacities within McDonald’s Corporation from 1975 to 2004, including multiple executive positions from 1991 to 1999. From 1999 to 2001, Ms. Crump-Caine served as McDonald’s Corporation’s Executive Vice President of U.S. Restaurant Systems and continued her service as Executive Vice President of Worldwide Systems and Operations from 2001 to 2004. Ms. Crump-Caine currently serves as a member of the Board of Directors of G&K Services, Inc., a market leader in branded identity apparel programs and facility services.

Name (Age)	Information About the Continuing Directors
C. Stephen Lynn (61)	C. Stephen Lynn has been a director since June 2007. Mr. Lynn currently serves as Chairman of Cummings Incorporated, a fully integrated provider of branding services to national and regional accounts, of which he is majority owner. In addition, Mr. Lynn is Chief Executive Officer of Back Yard Burgers, Inc., a quick service restaurant chain privately held by BBAC, LLC, an investment partnership formed in October 2005 of which Mr. Lynn is Chief Executive Officer and a Director. Previously, Mr. Lynn served as Chairman and Chief Executive Officer of Shoney’s, Inc. from 1995 to 1998. From 1983 to 1995, Mr. Lynn served as Chairman and Chief Executive Officer of Sonic Corporation. From 1981 to 1983, Mr. Lynn served as Vice President and Chief Operating Officer of Burtson Corporation (The Warehouse Restaurants). Before joining Burtson Corporation, Mr. Lynn was a Vice President at Century 21 Real Estate Corporation in Irvine, California from 1978 to 1981. Mr. Lynn was the Director of the Distribution Division at Kentucky Fried Chicken Corporation from 1973 to 1978. Prior to that, Mr. Lynn was an Industrial Engineer with Brown and Williamson Corporation.

Robert S. McCoy, Jr. (70)	Robert S. McCoy, Jr. has been a director since November 2003. On January 30, 2008, Mr. McCoy became the Lead Independent Director of the Board of Directors. Mr. McCoy retired in September 2003 as Vice Chairman and Chief Financial Officer of Wachovia Corporation, a diversified financial services company, where he had been a senior executive officer since 1991. Mr. McCoy currently serves on the Board of Directors of MedCath Corporation, a cardiovascular services company, and Web.com Group, Inc., a provider of website building tools, internet marketing and lead generation solutions.

Name (Age)	Information About the Continuing Directors
Michael H. Sutton (68)	Michael H. Sutton has been a director since October 2004. Mr. Sutton has been an independent consultant on accounting and auditing regulation issues since 1999. From 1995 to 1998, he was Chief Accountant at the United States Securities and Exchange Commission. Previously, Mr. Sutton was a senior partner and National Director, Accounting and Auditing Professional Practice of Deloitte & Touche LLP. Mr. Sutton currently serves on the Board of Directors of Allegheny Energy, Inc., a public utility holding company, and American International Group, Inc., an international insurance and financial services company. He is Chairman of the Audit Committee for both companies.

Lizanne Thomas (51)	Lizanne Thomas has been a director since October 2004. Ms. Thomas has been practicing law since 1982 and currently is a senior corporate partner with the law firm of Jones Day in Atlanta, Georgia. Ms. Thomas currently serves as Partner-in-Charge of Jones Day’s Atlanta office.

Determination of Independence

     Under our Corporate Governance Guidelines, which are available on our website at http://www.krispykreme.com/corpgovernance.pdf, a substantial majority of our directors is required to meet the criteria for “independent” directors set forth in the listing standards of the NYSE. The Board of Directors has determined that each of our current directors and nominees for directors, other than Mr. Morgan and Mr. Blixt, meets these criteria and is an “independent” director under the listing standards of the NYSE. In reaching a determination that each such director’s or nominee’s relationship with the Company is not material, the Board of Directors has determined that each such director or nominee, in addition to satisfying other requirements of the NYSE listing standards relating to independent directors set forth in Section 303A.02 of the NYSE Listed Company Manual, has no direct or indirect material relationship with the Company. In order to assist the Board of Directors in making this determination, the Board of Directors has adopted the following standards, as part of the Company’s Corporate Governance Guidelines, which identify relationships that a director may have with the Company that will not be considered material:

  If a director is an executive officer of another company which does business with Krispy Kreme and the annual revenues derived from that business are less than 1% of either company’s total revenues for the last fiscal year.

  If a director is a director, officer or trustee of a charitable organization and Krispy Kreme’s annual charitable contributions to the organization (exclusive of gift-match payments) are less than 1% of the organization’s total annual charitable receipts during the last fiscal year of such organization.

  If a director is a partner of or of counsel to a law firm that performs legal services for Krispy Kreme and payments made by Krispy Kreme to the firm during a fiscal year are not for legal services performed by the director or his immediate family and do not exceed 1% of the firm’s gross revenues for the last fiscal year.

     Our Corporate Governance Guidelines are available in print to any shareholder who requests them by sending a written request to Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary.

Board and Committee Information

   Board of Directors

     The Board of Directors manages the business and affairs of Krispy Kreme in accordance with North Carolina law. In doing so, directors must exercise their business judgment in good faith in a manner consistent with their duty of loyalty and act in what they reasonably believe to be the best interests of Krispy Kreme.

     During Krispy Kreme’s fiscal year ended February 1, 2009, the Board of Directors held six meetings. During fiscal 2009, all of our current directors attended at least 75% of all meetings (including committee meetings) applicable to such director.

   Board Committees

     The Board of Directors has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to which it has assigned certain responsibilities in connection with the management of Krispy Kreme’s affairs. The Board of Directors designates the members of these committees. The Board of Directors has adopted written charters for each of these committees setting forth the roles and responsibilities of each committee. Specifically, our Audit Committee Charter is available on our website at: http://www.krispykreme.com/audit_charter.pdf, our Compensation Committee Charter is available on our website at: http://www.krispykreme.com/comp_charter.pdf and our Nominating and Corporate Governance Committee Charter is available on our website at: http://www.krispykreme.com/gov_charter.pdf. Each of these documents is available in print to any shareholder who requests it by sending a written request to Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary. The Board of Directors also currently maintains a Special Committee.

     Audit Committee. The purposes for which the Audit Committee was established include assisting the monitoring by the Board of Directors of the integrity of our financial statements, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm. As part of its responsibilities, the Audit Committee annually appoints Krispy Kreme’s independent registered public accounting firm and approves all fees and other compensation paid to it. Andrew J. Schindler, Michael H. Sutton and Robert S. McCoy, Jr., Chair, are the current members of the Audit Committee. The Board of Directors has determined that each Audit Committee member is “independent” under the current rules of the SEC, and financially literate within the meaning of the listing standards of the NYSE, and that each of Mr. McCoy, Mr. Schindler and Mr. Sutton is an “audit committee financial expert” under the current rules of the SEC. The Audit Committee meets the definition of an audit committee as set forth in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held six meetings during fiscal 2009. See “Report of the Audit Committee for Fiscal Year 2009.”

     Compensation Committee. The responsibilities of the Compensation Committee include overseeing the evaluation of management and determining the compensation of our Chief Executive Officer and our other executive officers and key members of management. The Compensation Committee determines awards to all executive officers of stock, stock options and other awards pursuant to any of our stock option or stock-related plans in effect from time to time. In addition, the Compensation Committee administers our incentive compensation plans and equity-based plans and makes recommendations to the Board of Directors with respect to actions that are subject to approval of the Board of Directors with respect to such plans. The Compensation Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of directors. Lynn Crump-Caine, C. Stephen Lynn, Lizanne Thomas and Togo D. West, Jr., Chair, are the current members of the Compensation Committee, and the Board of Directors has determined that each such member is “independent” under the listing standards of the NYSE, meets the requirements of a “non-employee director” under Rule 16b-3 under the Exchange Act and meets the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Compensation Committee held seven meetings during fiscal 2009. See “Executive Compensation—Compensation Committee Report.”

     Nominating and Corporate Governance Committee. The responsibilities of the Nominating and Corporate Governance Committee include identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors, recommending to the Board of Directors the director nominees for the next Annual Meeting of Shareholders or any special meeting of shareholders and filling vacancies or newly-created directorships that may occur between such meetings, overseeing the evaluation of the Board of Directors and its committees, and developing and recommending to the Board of Directors the Corporate Governance Guidelines applicable to Krispy Kreme. Lynn Crump-Caine, C. Stephen Lynn, Togo D. West, Jr. and Lizanne Thomas, Chair, are the current members of the Nominating and Corporate Governance Committee. The Board of Directors has determined that each such member is “independent” under the listing standards of the NYSE. The Nominating and Corporate Governance Committee held four meetings during fiscal 2009.

     Special Committee. In October 2004, the Board of Directors formed a special committee (the “Special Committee”) of newly-appointed independent directors, consisting of and co-chaired by Michael H. Sutton and Lizanne Thomas, to conduct an independent review and investigation of any and all issues raised by, among other things, investigations commenced by the SEC and the United States Attorney’s Office for the Southern District of New York related principally to the Company’s financial reporting and the adequacy of its public disclosures, and shareholder demands and shareholder derivative actions. On August 10, 2005, the Special Committee presented its report to the Board, and a summary of the report was disclosed on Form 8-K. With one exception, as to which the Company is now claimant, the derivative actions were resolved in October 2006 and the SEC investigation was resolved in February 2009 without monetary penalties or other sanctions against the Company. The Company has had no substantive contact with the United States Attorney’s Office for over a year and does not anticipate any further contact from the United States Attorney’s Office concerning its investigation. These matters are more fully described in the 2009 Form 10-K.

Non-Management Directors

     Pursuant to Krispy Kreme’s Corporate Governance Guidelines, our non-management directors meet in executive sessions at each regularly scheduled meeting of the Board of Directors without any members of management being present. Robert S. McCoy, Jr., Lead Independent Director, presides at these meetings of our non-management directors.

Director Attendance at Annual Shareholders’ Meeting

     Krispy Kreme’s Corporate Governance Guidelines provide that directors are expected to attend the Annual Meetings of Shareholders. All of our directors attended our 2008 Annual Meeting of Shareholders held on June 17, 2008.

Communications with Directors

     Shareholders and other interested parties may contact any of the Company’s directors, a committee of the Board of Directors, the Company’s non-management directors or the Board of Directors generally, by writing to them in care of Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary. Correspondence will be forwarded as directed by the writer. The Company may first review, sort and summarize such communications. Solicitations, junk mail and frivolous or inappropriate communications will not be forwarded.

     All concerns related to accounting, internal accounting controls or audit matters should be directed in writing to the Chair of the Audit Committee in care of Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary. These concerns will be handled in accordance with the procedures established by the Audit Committee with respect to such matters.

Director Nominations

   Nominations Process

     The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors nominees for election as directors by our shareholders, as well as candidates to fill any vacancies on the Board of Directors that may occur. The Nominating and Corporate Governance Committee is also responsible for considering any nominees for director properly submitted by shareholders in accordance with the procedures set forth in Krispy Kreme’s bylaws.

   Identifying and Evaluating Nominees for Directors

     The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee considers potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current directors, shareholders, director search firms or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. As described above, the Nominating and Corporate Governance Committee considers properly submitted shareholder nominations of candidates for the Board of Directors.

   Director Qualifications

     In our Corporate Governance Guidelines, our Board of Directors has established certain qualifications to be considered by the Nominating and Corporate Governance Committee in selecting nominees for director. Our full Board of Directors approves nominees for director. Under our Corporate Governance Guidelines, consideration is given to each individual director’s personal qualities and abilities, the collective skills and aptitudes of all of the directors, taking into account the responsibilities of the Board of Directors, and qualifications imposed by law and regulation. In addition, directors should be persons who have achieved prominence in their respective fields and who have experience at a strategy/policy setting level or who have high-level managerial experience in a relatively complex organization, or who are accustomed to dealing with complex problems. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors should be willing to challenge and stimulate management and must be able to work as part of a team in an environment of trust. Directors shall be committed to representing the interests of all shareholders and not to advancing the interests of special interest groups or constituencies of shareholders. The Nominating and Corporate Governance Committee of the Board of Directors may, from time to time, establish additional qualifications for directors as it deems appropriate.

   Shareholder Nominations

     Our Nominating and Corporate Governance Committee will consider director candidates properly nominated by a Krispy Kreme shareholder entitled to vote at such election in accordance with the procedures set forth in Krispy Kreme’s bylaws. These procedures generally require that shareholders deliver nominations by written notice to the Secretary at our principal executive offices setting forth certain prescribed information about the nominee and the nominating shareholder. These procedures also generally require that the nomination notice be submitted not less than 90 days nor more than 120 days prior to the first anniversary date of the Annual Meeting of Shareholders for the preceding year. You may contact the Krispy Kreme Secretary at our principal executive offices for a copy of the relevant provisions of our bylaws regarding the requirements for shareholder nomination of director candidates. In evaluating such shareholder nominations, the Nominating and Corporate Governance Committee will take into consideration the director qualifications set forth above. Krispy Kreme’s bylaws provide that only persons who are nominated in accordance with the procedures set forth in our bylaws are eligible for election as directors at the Annual Meeting of Shareholders.

Codes of Ethics

     Krispy Kreme has adopted codes of business conduct and ethics applicable to its directors, officers and other employees, which are available on our website. Specifically, our Code of Business Conduct and Ethics is available at: http://www.krispykreme.com/code_of _ethics.pdf and our Code of Ethics for Chief Executive and Senior Financial Officers is available at: http://www.krispykreme.com/officers_ethics.pdf. Each of these documents is available in print to any shareholder who requests it by sending a written request to Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary. Any amendment (other than any technical, administrative or other non-substantive amendment) to or waiver of a provision of these codes of ethics that applies to any Krispy Kreme director or executive officer will also be disclosed on our website.

Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee are Lynn Crump-Caine, C. Stephen Lynn, Lizanne Thomas and Togo D. West, Jr., Chair. None of the members of the Compensation Committee is an officer or employee of the Company or any of its subsidiaries. None of our current executive officers serves as a director of another entity that has an executive officer which serves on our Board.

Executive Officers

     Set forth below is information as of April 10, 2009 regarding the executive officers who are not serving or nominated as directors:

Name (Age)	Information About the Executive Officers
Douglas R. Muir (55)

Douglas R. Muir has served as Executive Vice President and Chief Financial Officer since June 2007. He joined Krispy Kreme as Chief Accounting Officer in June 2005. Mr. Muir had been a consultant to the Company since December 2004. From 1993 to 2004, he held various senior financial management positions with Oakwood Homes Corporation, including Executive Vice President and Chief Financial Officer. Prior to joining Oakwood Homes, he had a 17-year career at Price Waterhouse, including as an audit partner from 1988 to 1993. Mr. Muir is a certified public accountant.

Jeffrey B. Welch (54)

Jeffrey B. Welch is Senior Vice President and President of International, a role which he has served since August 2008. He served as Senior Vice President and General Manager of Global Franchise Operations and Development from August 2007 to August 2008. He joined the Company as Senior Vice President of International and Development in April 2004. Prior to that, he was Vice President of International Real Estate with The Home Depot, Inc. from September 1999 to April 2004. From 1991 to 1999, Mr. Welch held various positions with Yum! Brands, Inc., the last being Vice President of Franchising and Business Development for Europe, Africa and the Middle East.

Name (Age)	Information About the Executive Officers
Steven A. Lineberger (51)

Steven A. Lineberger is Senior Vice President and President of U.S. Stores, a role which he has served since August 2008. He served as Senior Vice President and General Manager of U.S. Company Operations from August 2007 to August 2008. He served as Senior Vice President of Strategic Growth Initiatives from February to August 2007. Mr. Lineberger joined Krispy Kreme as Vice President of Brand Development in August 2006. Prior to joining Krispy Kreme, he was Chief Operating Officer of First Presbyterian Church in Winston-Salem, North Carolina from June 1999 to May 2006. Prior to that, he was a senior executive at Sara Lee Corporation, where he worked for 17 years in various marketing and general executive management roles, leading highly integrated manufacturing and supply chain operations across numerous facilities and multiple countries, including as President and CEO of Sara Lee Casualwear and Footwear from 1994 to 1999.

Kenneth J. Hudson (58)

Kenneth J. Hudson has served as Senior Vice President of Human Resources and Organizational Development since February 2005. He joined Krispy Kreme in October 2003 as Vice President of Human Resources. From January 2000 to August 2003, Mr. Hudson was Vice President of Human Resources at Lexington Home Brands. Prior to joining Lexington Home Brands, he had general management experience in operations and human resources in various public and privately-held companies, including Delta Airlines, Thomas Built Busses, Blessings Corporation and General Electric Company. Through these different company assignments, Mr. Hudson developed expertise in new business start-up in Europe and the United States, and domestic and international mergers and acquisitions.

M. Bradley Wall (37)

M. Bradley Wall is Senior Vice President of Supply Chain and Off-Premises Operations, a role which he has served since April 2008. He served as Senior Vice President of Supply Chain from February 2007 to April 2008. Prior to that, Mr. Wall served as our Vice President of Manufacturing Operations from July 2005 to February 2007, Vice President of Beverage Operations from February 2004 to July 2005 and Vice President of Business Development from February 2003 to February 2004. Prior to that, he held various management positions in our Business Development Department and Financial Planning and Analysis Department. Mr. Wall joined Krispy Kreme in July 1995 as a systems analyst.

Darryl R. Marsch (43)

Darryl R. Marsch has served as Senior Vice President and General Counsel since September 2008. Mr. Marsch joined Krispy Kreme in May 2007 as Vice President and Associate General Counsel. Prior to that, Mr. Marsch was Senior Counsel for R.J. Reynolds Tobacco Company from November 1998 to May 2007. From September 1991 to October 1998, Mr. Marsch was an associate at the law firm of Jones Day in Washington, D.C.

APPROVAL OF AMENDMENT TO 2000 STOCK INCENTIVE PLAN
(Item Number 2 on the Proxy Card)

Overview

     Our Board of Directors has amended the 2000 Stock Incentive Plan, subject to approval by our shareholders, to increase the maximum number of shares of common stock that may be issued under the 2000 Stock Incentive Plan by 3,000,000.

     Without taking into account the amendment to the 2000 Stock Incentive Plan for which we are seeking shareholder approval at the Annual Meeting, 530,300 shares of common stock are available for grants of new awards under the 2000 Stock Incentive Plan after April 10, 2009. We believe that we will be at a competitive disadvantage in our efforts to attract and retain employees if we do not have the flexibility to issue equity-based compensation awards to targeted individuals. Accordingly, the 2000 Stock Incentive Plan has been amended, subject to shareholder approval, to increase the number of shares that may be issued by 3,000,000. Shareholders are requested to approve the amendment to the 2000 Stock Incentive Plan.

Description of Material Features of the 2000 Stock Incentive Plan

     The following summary of the 2000 Stock Incentive Plan is limited in its entirety by express reference to the 2000 Stock Incentive Plan, conformed to give effect to the amendment for which we are seeking shareholder approval at the Annual Meeting, which is attached as Appendix A to this Proxy Statement. The attached 2000 Stock Incentive Plan reflects additional amendments that have been made that did not require shareholder approval. The 2000 Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

   Eligibility

     Employees, non-employee directors, consultants and other persons who perform services for Krispy Kreme and its subsidiaries may be granted awards under the 2000 Stock Incentive Plan. The 2000 Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors.

   Description of Awards

     General. Awards granted under the 2000 Stock Incentive Plan may be “incentive stock options” (“ISOs”), as defined in Section 422 of the Internal Revenue Code, “nonqualified stock options” (“NQSOs”), stock appreciation rights (“SARs”), performance units, restricted stock (or units) and stock awards.

     The Compensation Committee of the Board of Directors (or a subcommittee thereof) generally has discretion to set the terms and conditions of grants and awards, including the term, exercise price and vesting conditions (including vesting based on our performance); to select the persons who receive such grants and awards; and to interpret and administer the 2000 Stock Incentive Plan. Currently, the maximum number of shares of our common stock with respect to which awards may be granted under the 2000 Stock Incentive Plan is 9,996,000, of which 530,300 remain available for grant. The proposed amendment would increase the maximum number of shares to 12,996,000. This number is subject to increase to the extent that awards previously granted under the 2000 Stock Incentive Plan and the Company’s 1998 Stock Option Plan expire, or are forfeited or cancelled. As of April 10, 2009, (1) options to purchase 5,913,000 shares of our common stock (of which 3,501,300 were exercisable) and (2) 1,809,800 shares of unvested restricted stock and unvested restricted stock units were outstanding under the 2000 Stock Incentive Plan. The 2000 Stock Incentive Plan provides an aggregate limit on grants of 3,000,000 shares for ISOs. The maximum number of shares for which options (ISOs and NQSOs) may be granted to any individual during any calendar year is 1,000,000 shares, and the maximum number of shares for which SARs may be granted to any individual during any calendar year is 250,000 shares, in each case subject to anti-dilution provisions; provided, however, that to the extent the maximum permissible award is not made in a year, such amount may be carried over to subsequent years. The maximum number of shares of restricted stock that may be granted to any individual during any calendar year, if such grants are intended to be subject to Section 162(m) of the Internal Revenue Code, is 300,000, subject to anti-dilution provisions. The maximum number of performance units that may be granted to any individual during any calendar year is 300,000, subject to anti-dilution provisions. The Board of Directors may at any time amend or terminate the 2000 Stock Incentive Plan, subject to applicable laws and, in certain situations, shareholder or participant approval. We pay the administrative costs of the 2000 Stock Incentive Plan.

     The Compensation Committee determines the exercise and vesting schedule of each award at the time of grant. Once an award has become exercisable, the participant may exercise it during the period that he remains in our service or until the award terminates, or as otherwise provided in the 2000 Stock Incentive Plan or award agreement, subject in each case to the applicable provisions of our securities trading policy, our equity retention policy and our stock ownership guidelines.

     Without shareholder approval, options and SARs issued under the 2000 Stock Incentive Plan may not be amended to lower their exercise price, options and SARs issued under the 2000 Stock Incentive Plan may not be exchanged for other options or SARs with lower exercise prices, and no other action may be taken with respect to options or SARs that would be treated as a repricing under the rules of the NYSE.

     Options. The Compensation Committee may grant ISOs only to our employees, including officers. NQSOs may be granted to any person employed by or performing services for us, including non-employee directors. The exercise price for each option may be not less than 100% of the fair market value (which is generally defined to be the closing sale price on the date of grant) of our common stock subject to the option. ISOs are also subject to certain limitations prescribed by the Internal Revenue Code, including the requirement that such options may not be granted to employees who own more than 10% of the combined voting power of all classes of our voting stock (a “principal shareholder”), unless the option price is at least 110% of the fair market value of our common stock subject to the option at the time of grant. In addition, an ISO granted to a principal shareholder may not be exercisable more than five years from its date of grant.

     We grant options to recognize a participant’s service, and the participant does not pay any cash at the time of grant. However, full payment of the option price must be made when an option is exercised. The purchase price may be paid in cash or in such other form of consideration as the Compensation Committee may approve, which may include shares of our common stock valued at their fair market value on the date of exercise or by any other means which the Compensation Committee determines to be consistent with the 2000 Stock Incentive Plan’s purpose and applicable law. A participant will have no rights as a shareholder with respect to the shares subject to his option until the option is exercised.

     Stock Appreciation Rights. The Compensation Committee may grant a SAR in connection with all or any portion of a previously or contemporaneously granted option or independent of any option grant. A SAR entitles the participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee, which shall not be less than 100% of the fair market value (which is generally defined to be the closing sale price on the date of grant) of our common stock at the time the SAR is granted or the option exercise price of the related option. Such excess amount shall be payable in our common stock, in cash, or in a combination thereof, as determined by the Compensation Committee.

     Performance Units. The Compensation Committee may grant performance units (a right to receive a designated dollar amount of our common stock or cash contingent on achievement of performance or other objectives). The full and/or partial payment of performance unit awards granted will be made only upon certification by the Compensation Committee of the attainment by us, over a performance period established by the Compensation Committee, of any one or more performance targets, which have been established by the Compensation Committee and which are based on objective criteria. No payment will be made if the targets are not met.

     Restricted and Other Stock Awards. The Compensation Committee may grant restricted stock awards (a grant of our common stock or the right to receive our common stock, with such awards subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more performance or other objectives, as determined by the Compensation Committee) or share awards (a grant of our common stock). Any such awards shall be subject to such conditions, restrictions and contingencies as the Compensation Committee determines. These conditions may include, for example, a requirement that the participant continue employment with us for a specified period or that we or the participant achieve certain stated objectives.

   Termination of Awards

     The terms of an award may provide that it will terminate, among other reasons, upon the holder’s termination of employment or other status with Krispy Kreme or our subsidiaries, upon a specified date, upon the holder’s death or disability, or upon the occurrence of a change in control. Also, the Compensation Committee may, within the terms of the 2000 Stock Incentive Plan, provide in an award agreement for the acceleration of vesting.

   Compliance with Section 162(m) of the Internal Revenue Code

     A federal income tax deduction will generally be unavailable to Krispy Kreme for annual compensation in excess of one million dollars paid to its chief executive officer and its other three most highly compensated executive officers (other than the chief financial officer). However, amounts that constitute “performance-based” compensation are not counted toward the one million dollar limit. The Compensation Committee may generally designate any award of restricted stock or performance units as intended to be “performance-based” compensation. Any such awards so designated shall be conditioned on the achievement of one or more performance goals, as required by Section 162(m) of the Internal Revenue Code. The performance goals that may be used by the Compensation Committee for such awards shall be based on any one or more of the following performance measures, as selected by the Compensation Committee: earnings, earnings per share, earnings before interest, taxes, depreciation and amortization, growth in earnings per share, achievement of annual operating profit plans, operating profit margin, return on equity performance, total shareholder return, stock price, system-wide sales, customer satisfaction, store income as a percentage of sales, comparable store sales growth, number of new store operating weeks, achievement of new store sale standards, return on assets, general administrative expenses as a percentage of revenue, or aging of accounts receivable. However, as discussed below under “Executive Compensation—Compensation Discussion and Analysis,” the performance goals will not be based, implicitly or explicitly, on meeting or exceeding any earnings guidance. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Compensation Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

   Compliance with Section 409A of the Internal Revenue Code

     It is intended that the 2000 Stock Incentive Plan and any awards granted thereunder will comply with Section 409A of the Internal Revenue Code and any regulations and guidelines promulgated thereunder, to the extent the 2000 Stock Incentive Plan and such awards are subject thereto, and the 2000 Stock Incentive Plan and such awards shall be interpreted on a basis consistent with such intent.

   Certain Federal Income Tax Consequences

     The following discussion summarizes the principal federal income tax consequences of the 2000 Stock Incentive Plan. This discussion is based on current provisions of the Internal Revenue Code, the Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof as in effect on the date hereof. The summary is general in nature and does not address any foreign, state or local tax consequences of participation in the 2000 Stock Incentive Plan.

     Stock Options. In general, the grant of a stock option will not be a taxable event to the recipient and it will not result in a deduction to Krispy Kreme. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of common stock acquired on the exercise of such option depend on whether the option is an ISO or a NQSO.

     Upon the exercise of a NQSO, the optionee will recognize ordinary taxable income equal to the excess of the fair market value of the shares of common stock received upon exercise over the exercise price. Krispy Kreme will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of common stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock.

     Generally, an optionee will not recognize ordinary taxable income at the time of exercise of an ISO and no deduction will be available to Krispy Kreme, provided the option is exercised while the optionee is an employee or within three months following termination of employment (longer, in the case of termination of employment by reason of disability or death). If an ISO granted under the 2000 Stock Incentive Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a NQSO. Also, an ISO granted under the 2000 Stock Incentive Plan will be treated as a NQSO to the extent it (together with any other ISOs granted under other plans of Krispy Kreme and its subsidiaries) first becomes exercisable in any calendar year for shares of common stock having a fair market value, determined as of the date of grant, in excess of $100,000.

     If shares of common stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares of common stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a “Disqualifying Disposition”), the optionee will recognize ordinary income at the time of disposition, and Krispy Kreme will generally be able to claim a deduction, in an amount equal to the excess of the fair market value of the shares of common stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of common stock have been held. Where shares of common stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of common stock have been held.

     Although the exercise of an ISO as described above would not produce ordinary taxable income to the optionee, it would result in an increase in the optionee’s alternative minimum taxable income and may result in an alternative minimum tax liability.

     Restricted Stock. A participant who receives shares of restricted stock will generally recognize ordinary income at the time the restrictions lapse, i.e., when the shares vest. The amount of ordinary income so recognized will generally be the fair market value of the common stock at the time the shares vest. This amount is generally deductible for federal income tax purposes by Krispy Kreme. Dividends paid with respect to unvested restricted stock will be ordinary compensation income to the participant (and generally deductible by Krispy Kreme). Any gain or loss upon a subsequent sale or exchange of the shares of common stock, measured by the difference between the sale price and the fair market value on the date the shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock. The holding period for this purpose will begin on the date following the date the shares vest.

     In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Internal Revenue Code. In such event, the participant will recognize as income the excess of the fair market value of the restricted stock at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse) over the purchase price (if any), and Krispy Kreme will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible to Krispy Kreme. If a Section 83(b) election is made and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

     Stock Appreciation Rights and Other Awards. With respect to stock appreciation rights and other awards under the 2000 Stock Incentive Plan not described above, generally, when a participant receives payment with respect to an award granted to him under the 2000 Stock Incentive Plan, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to Krispy Kreme.

     Payment of Withholding Taxes. Krispy Kreme may withhold, or require a participant to remit to Krispy Kreme, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the 2000 Stock Incentive Plan.

     Special Rules. Certain special rules apply if the exercise price for an option is paid in shares previously owned by the optionee rather than in cash.

     Limitation on Deductibility. Section 162(m) of the Internal Revenue Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the 2000 Stock Incentive Plan) by a public company to each “covered employee” (the chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer)) to no more than one million dollars. Although Krispy Kreme’s policy is to maximize the deductibility of all executive compensation, the Compensation Committee retains the discretion to award compensation that is not deductible under Section 162(m) of the Internal Revenue Code when it is in the best interests of Krispy Kreme to do so.

New Plan Benefits

     In fiscal 2009, awards under the 2000 Stock Incentive Plan were made to 136 participants. Neither the exact number of individuals who will receive future awards, nor the type or size of awards that may be approved by the Compensation Committee under the 2000 Stock Incentive Plan, can be precisely determined. However, given that the amendments for which the approval of our shareholders is sought are not expected to cause the 2000 Stock Incentive Plan to be operated in a manner which is substantially different from the manner in which the 2000 Stock Incentive Plan was operated in fiscal 2009, the awards made under the 2000 Stock Incentive Plan in fiscal 2009 may be illustrative of the awards that would be made in future years. Therefore, the following table illustrates the awards made under the 2000 Stock Incentive Plan during fiscal 2009 to the persons or groups specified below:

Awards Made Under the 2000 Stock Incentive Plan in Fiscal 2009

	Stock	Restricted
Name and Position	Options (#)	Stock (#)
James H. Morgan	650,000	—
President and Chief Executive Officer
Douglas R. Muir	240,000	—
Executive Vice President and Chief Financial Officer
Jeffrey B. Welch	200,000	—
Senior Vice President and President of International
Kenneth J. Hudson	200,000	—
Senior Vice President of Human Resources and Organizational Development
M. Bradley Wall	200,000	—
Senior Vice President of Supply Chain and Off-Premises Operations
Steven A. Lineberger	200,000	—
Senior Vice President and President of U.S. Stores
Executive Group	1,790,000	—
Non-Executive Director Group	—	997,400
Non-Executive Officer Employee Group(1)	300,000	350,000
____________________

(1)	Consists of all employees, including current officers who are not executive officers, as a group. The per share closing price of our common stock on April 10, 2009 was $2.27.

Securities Authorized for Issuance Under Equity Compensation Plans

     See “Executive Compensation - Securities Authorized for Issuance Under Equity Compensation Plans.”

Recommendation

     The Board of Directors recommends a vote “FOR” approval of the amendment to Krispy Kreme’s 2000 Stock Incentive Plan described above.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(Item Number 3 on the Proxy Card)

     The Audit Committee appointed PricewaterhouseCoopers LLP as Krispy Kreme’s independent registered public accounting firm, to audit Krispy Kreme’s financial statements for its fiscal year ending January 31, 2010 (“fiscal 2010”). PricewaterhouseCoopers LLP has served as independent registered public accounting firm to Krispy Kreme since 1992. While ratification by the shareholders of this appointment is not required by law or by our articles of incorporation or bylaws, our management believes that such ratification is desirable.

     The Board of Directors recommends a vote “FOR” ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm to Krispy Kreme for fiscal 2010.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

     During fiscal 2007 and fiscal 2008, the Compensation Committee reviewed all of the compensation arrangements and perquisites of management and the directors. The Compensation Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc. (“Frederic Cook”), assisted the Compensation Committee in this compensation evaluation. In addition, the Compensation Committee, with the assistance of Frederic Cook, evaluated and adjusted our annual and long-term incentive compensation programs to reflect our current governance standards. In fiscal 2009, the Compensation Committee decided not to increase any base salaries or levels of equity awards for executive officers, in furtherance of the Company’s efforts to contain or reduce costs and expenses. The Committee consulted with Frederic Cook regarding its fiscal 2009 equity awards to executive officers.

Compensation Philosophy

     Our compensation policy emanates from our philosophy that compensation should reward employees, including our executive officers, for achievements which support the mission and strategic objectives of Krispy Kreme. This, in turn, will allow us to attract and retain well-qualified employees, including executive officers.

     Our compensation programs for executive officers are designed around three primary components:

1.	Base salary with targeted ranges determined by the market value of the position, with actual salaries determined based on the facts and circumstances of each executive officer and each individual situation.

2.	Cash incentive programs based on the annual performance of Krispy Kreme.

3.	Equity incentives designed to promote the attainment of longer-term goals related to “Sustainable Growth” (one of our corporate goals) and to focus executive officers on the creation of shareholder value.

     Our objective is to link executive compensation to our long-term economic performance and to align the interests of our executive officers with the interests of our shareholders. We use a blend of the three primary components of compensation in an effort to achieve these policies and objectives. In practice, we have targeted total compensation for each of our executive officers to be at or around the median total compensation for similar executive officers of the peer group of companies described below under “Peer Group Review.” As part of the overall compensation package, we also provide our executive officers with employee benefits consistent with those offered to all employees and limited perquisites.

     The terms of any employment agreements with our executive officers are set to be consistent with our overall compensation philosophy.

Peer Group Review

     Among the factors that the Compensation Committee considers in its deliberations are the compensation policies and practices of companies amongst which we compete for talent. Frederic Cook periodically analyzes the total compensation opportunities being offered by those companies, the compensation vehicles being used by them to deliver compensation and their administrative policies and practices. In addition, Frederic Cook quantifies the aggregate share usage of these companies in connection with their long-term equity grant programs and looks at this information both on a share dilution basis as well as a value basis.

     The companies identified for these purposes were selected by Frederic Cook in conjunction with the Compensation Committee and consist of the following:

  Applebee’s International, Inc.

  Buffalo Wild Wings, Inc.

  California Pizza Kitchen, Inc.

  The Cheesecake Factory Incorporated

  Chipotle Mexican Grill, Inc.

  CKE Restaurants, Inc.

  Cosi, Inc.

  Domino’s Pizza, Inc.

  IHOP Corp.

  Panera Bread Company

  Papa John’s International, Inc.

  Red Robin Gourmet Burgers, Inc.

  Ruby Tuesday, Inc.

  Sonic Corp.

  The Steak N Shake Company

     This list is reviewed periodically by Frederic Cook and the Compensation Committee in light of the competitive landscape and relative comparability of these companies, and we expect that this list will evolve over time. In addition to examining the publicly available information filed by these companies, Frederic Cook also periodically analyzes competitive pay and practices data contained in surveys published by various other compensation consulting organizations.

Elements of Executive Compensation

     The compensation program for executive officers consists of the following elements:

•	Base salary

•	Annual cash incentive (bonus) awards

•	Long-term equity incentive awards, including:

	—	Stock Options

	—	Restricted Stock

•	Benefits and Perquisites

Base Salary

     Salaries for executive officers are established on the basis of the qualifications and experience of the executive, the nature of the job responsibilities and the range of salaries for similar positions at peer companies.

     Base salaries for executive officers are targeted to be at or around the median as compared to our peer group of companies. However, actual salaries are determined by the Compensation Committee based on the facts and circumstances of each executive officer and each individual situation.

     As discussed in more detail below under “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements,” we have entered into employment agreements with James H. Morgan, Douglas R. Muir, Jeffrey B. Welch, Kenneth J. Hudson, and M. Bradley Wall (all of our Named Executive Officers) and Steven A. Lineberger, our Senior Vice President and President of U.S. Stores. Each of these agreements has provisions that set the minimum base salary of the executives, subject to adjustment upward (but not downward) by the Compensation Committee. Under the agreements, if the base salary is adjusted upward, then the increased amount becomes the new base salary amount for all purposes under the agreements. The current annual base salaries are $650,000, $342,000, $340,000, $250,000, $250,000 and $320,000 for Messrs. Morgan, Muir, Welch, Hudson, Wall and Lineberger, respectively.

Annual Incentives

     Annual cash incentives for executive officers are determined under our annual incentive plan. This plan ties the incentive compensation payable to the executive officers primarily to the attainment of specific, objective performance targets, thereby aligning the interests of management with the interests of our shareholders. These targets, which are selected by the Compensation Committee, are based on actual overall company performance compared to our business plan objectives and may include targets based on revenues, EBITDA, cash flow from operations, other company performance metrics and, to reflect the importance of building sustainable growth, other measurements based on progress in achieving our mission and strategic objectives. The targets will not be based, implicitly or explicitly, on meeting or exceeding any earnings guidance, consensus earnings estimates or similar measures. Performance targets are determined on an annual basis and awards are generally payable (in compliance with applicable tax rules regarding deferred compensation) in the first quarter of the fiscal year following the year in which performance is tested.

     The amount of cash incentive awards potentially payable to executive officers is determined based on (1) a target cash bonus amount which is set as a percentage of an individual officer’s salary and (2) how actual results compare to the targeted performance measures. In addition, we have historically had a general practice, in an executive’s first year of employment, in order to bolster our recruitment efforts, to guarantee a portion of such executive’s bonus for that first year.

     The Compensation Committee has the authority under the annual incentive plan to adjust any goal with respect to the executive officers. These decisions are subjective and based generally on a review of the circumstances affecting results to determine if any events were unusual or unforeseen. Also, actual payment of any incentive is pursuant to final approval by and in the discretion of the Compensation Committee.

     For fiscal 2009, Messrs. Morgan, Muir, Welch, Hudson, Wall and Lineberger had a targeted cash bonus amount equal to 70%, 60%, 50%, 50%, 50% and 50%, respectively, of such officer’s annual base salary (the “Target Cash Bonus Amount”). Percentages for Messrs. Morgan and Muir are as set forth in their employment agreements. To incentivize the other Named Executive Officers and Mr. Lineberger, the Compensation Committee increased the percentages from 40% (as provided in their employment agreements) to 50% on September 8, 2008. See “— Employment Agreements” below. Each such officer would receive a specified percentage of his Target Cash Bonus Amount based upon the achievement of performance metrics selected by the Compensation Committee. The performance metrics for fiscal 2009, as more fully described below, were the same for each of Messrs. Morgan, Muir, Hudson, Wall and Lineberger. The performance metrics for Mr. Welch were the same as those for the other Named Executive Officers and Mr. Lineberger with respect to half of Mr. Welch’s Target Cash Bonus amount. The performance metrics for 60% of the remaining half of Mr. Welch’s Target Bonus Amount were specific to Mr. Welch in order to link Mr. Welch’s incentive compensation more closely to the specific business objectives of the Company’s operations for which he is responsible, with the other 40% of the remaining half of Mr. Welch’s Target Cash Bonus Amount determined by reference to the Consolidated EBITDA metric (described below) applicable to all of the Named Executive Officers and Mr. Lineberger.

      The performance metrics set by the Compensation Committee for fiscal 2009 fell into two categories: a Consolidated EBITDA metric and a group of Revenue metrics. For each metric within those categories, the Compensation Committee assigned three levels of performance: threshold, target and maximum. Upon achievement of threshold, target or maximum performance with respect to each of the performance metrics set by the Compensation Committee, a Named Executive Officer or Mr. Lineberger, as applicable, would be eligible to receive 60% (70% in the case of the performance metrics specific to Mr. Welch), 100% or 140%, respectively, of the bonus potential for such metric. If the threshold level of performance for any particular metric was not met, the Named Executive Officer or Mr. Lineberger, as applicable, would not be eligible to receive any of the applicable portion of the bonus tied to such metric. The Compensation Committee also determined, in setting these metrics, that no incentive compensation would be paid (regardless of the extent to which any performance goals were met) if the Company did not achieve a minimum EBITDA amount for fiscal 2009 of $25.3 million. This limitation, however, did not apply to the two performance metrics unique to Mr. Welch.

FISCAL 2009 PERFORMANCE METRICS

	THRESHOLD	TARGET	MAX	ACTUAL RESULTS
Common Metrics (1)
Consolidated EBITDA Metric
(70% of Target Cash Bonus Amount)	$25.3 million	$28.0 million	$34.2 million	$22.0 million
Revenue Metrics
(30% of Target Cash Bonus Amount)
Company Store Revenue (10%)	$277.4 million	$295.1 million	$324.6 million	$265.9 million
Franchise Revenue (10%)	$19.6 million	$20.9 million	$23.0 million	$25.5 million
Supply Chain Revenue
(before intersegment sales
elimination) (10%)	$184.5 million	$196.3 million	$215.9 million	$188.1 million
Welch Metrics (2)
Consolidated EBITDA
(20% of Target Cash Bonus Amount)	$25.3 million	$28.0 million	$34.2 million	$22.0 million
Sales by International Franchisees
(15% of Target Cash Bonus Amount)	$150.0 million	$160.0 million	$165.0 million	$150.0 million
International EBITDA
(15% of Target Cash Bonus Amount)	$7.5 million	$8.0 million	$8.5 million	$7.5 million
____________________

(1)	Common Metrics account for 50% of Mr. Welch’s Target Cash Bonus Amount and for 100% of each other Named Executive Officer’s and Mr. Lineberger’s Target Cash Bonus Amount.

(2)	Welch Metrics account for 50% of Mr. Welch’s Target Cash Bonus Amount.

     The Consolidated EBITDA and Revenue metrics agree to or are derived from our financial statements. The Consolidated EBIDTA metric, for these purposes, is defined the same way as it is defined in our secured credit facilities, which means, generally, consolidated net income or loss, exclusive of unrealized gains and losses on hedging instruments, gains or losses on the early extinguishment of debt and provisions for payments on guarantees of franchisee obligations, plus the sum of net interest expense, income taxes, depreciation and amortization, non-cash charges, store closure costs, costs associated with certain litigation and investigations, and extraordinary professional fees; and minus payments, if any, on guarantees of franchisee obligations in excess of $3 million in any rolling four-quarter period and the sum of non-cash credits. The Revenue metrics refer to the revenues of our three business segments as shown in our financial statements. The Sales by International Franchisees metric refers to sales by franchise stores located outside of the United States measured in United States dollars, but exclusive of the effects of changes in exchange rates. The International EBITDA metric is defined, for these purposes, as the royalty and franchise fee revenues derived by the Company from franchisees located outside the United States, reduced by the costs of the Franchise business segment that are under Mr. Welch’s budgetary control (substantially all which relate to recruitment, development and support of such franchisees, but which do not represent all of such costs incurred by the Company) and reduced by bad debt expense associated with such franchisees. Each of the Sales by International Franchisees and International EBITDA metrics are for the second six months of fiscal 2009.

     Based on actual performance in fiscal 2009, no cash incentive awards under the annual incentive plan were earned by the Named Executive Officers or Mr. Lineberger, except for Mr. Welch, who earned 70% of the 30% of his Target Cash Bonus Amount that was determined based upon the performance metrics unique to Mr. Welch.

     For fiscal 2010, the Compensation Committee chose Consolidated EBITDA as the performance metric, with the same definition as that used for the fiscal 2009 performance metrics stated above. The Compensation Committee assigned three levels of performance: threshold, target and maximum. Upon achievement of threshold, target or maximum performance with respect to the Consolidated EBITDA performance metric, a Named Executive Officer or Mr. Lineberger, as applicable, would be eligible to receive 70%, 100% or 140%, respectively, of such officer’s Target Cash Bonus Amount. If the threshold level of performance was not met, the Named Executive Officer or Mr. Lineberger, as applicable, would not be eligible to receive any bonus. The Compensation Committee also determined, in setting this metric, that the EBITDA thresholds are before provision for bonus payments, and that if actual results fall between threshold and target or between target and maximum, then the bonus paid will be prorated.

FISCAL 2010 PERFORMANCE METRICS

	THRESHOLD	TARGET	MAX
Adjusted EBITDA	$25.0 million	$27.6 million	$31.2 million

Long-Term Stock Incentives

     We make long-term equity incentive grants under our 2000 Stock Incentive Plan.

Stock Options

     The granting of stock options to executive officers is intended to promote a longer-term perspective, to align the interests of the executive officers with those of the shareholders and to ensure proper focus on the creation of shareholder value as options only have value if the stock price increases over time.

     On February 27, 2008, the Compensation Committee granted to Mr. Morgan 500,000 stock options pursuant to the terms of his employment agreement, which was executed on that date.

     On April 14, 2008, the Compensation Committee granted to Messrs. Muir, Welch, Hudson, Wall and Lineberger 120,000, 100,000, 100,000, 100,000 and 100,000 stock options, respectively. The Compensation Committee determined to make this special grant in order to incentivize these executives, to provide them with a meaningful equity stake in the Company and to better align the interests of the executive officers with those of the shareholders.

     On January 29, 2009, the Compensation Committee granted to Messrs. Morgan, Muir, Welch, Hudson, Wall and Lineberger 150,000, 120,000, 100,000, 100,000, 100,000 and 100,000 stock options, respectively, as part of their total annual compensation package, to provide them with a meaningful equity stake in the Company and to better align the interests of the executive officers with those of the shareholders.

     All of these grants are shown below under “Grants of Plan-Based Awards.” The Compensation Committee stated its desire to consider equity awards to its executive officers annually at its late January/early February meeting. The amount of stock options granted to each Named Executive Officer was based on level of seniority.

     The vesting of stock options is contingent on continued service. In particular, these stock option grants become exercisable in four equal or nearly equal, as applicable, annual installments beginning one year following the date of the grant so long as the executive officer’s employment continues through the applicable vesting dates.

     The options granted to Messrs. Morgan, Muir, Welch, Hudson, Wall and Lineberger (as well as any common stock received upon exercise and any related gains on the sale of such underlying common stock) are subject to forfeiture in accordance with the terms of the option agreements if the executive engages in certain events of competition and/or solicitation or other detrimental acts (described in the option agreements to include engaging in competitive business activities, inducing customers or suppliers to cease doing business with the Company, interfering with the relationship between the Company and its employees, violating the Company’s securities trading policy, and similar activities) or if the executive violates confidentiality provisions or is terminated for cause. In addition, if the executive has exercised any option within the twelve-month period immediately prior to engaging in certain events of competition and/or solicitation or other detrimental acts, violating confidentiality provisions or being terminated for cause, the executive shall, upon request of the Company, return to the Company the gain realized by the executive in connection with such exercise. Finally, the options granted to the Chief Executive Officer and the Chief Financial Officer (Messrs. Morgan and Muir, respectively) provide that if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company as a result of any misconduct pertaining to any financial reporting requirement under the securities laws, and such misconduct is the result of actions taken by either the Chief Executive Officer or the Chief Financial Officer, then the officers(s) who committed such misconduct shall reimburse the Company for any bonus or other incentive-based or equity-based compensation received by either or both of them, as applicable, from the Company during the 12-month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying the financial reporting requirement that gives rise to the restatement, and shall reimburse any profit realized from the sale of securities of the Company during that 12-month period.

     The options are subject, in certain cases, to accelerated vesting or forfeiture in the event of certain termination of employment events or in the event of a change of control. See “—Potential Payments upon Termination and Change in Control” below.

     The exercise price for all options granted under our 2000 Stock Incentive Plan is the closing price of our common stock on the date of grant.

Restricted Stock

     Similar to stock options, the granting of restricted stock to executive officers is intended to promote a longer-term perspective and to align the interests of the executive officer with those of the shareholders. The shares of restricted stock are subject, in certain cases, to accelerated vesting or forfeiture in the event of certain termination of employment events or in the event of a change of control. See “—Potential Payments upon Termination and Change in Control” below. There were no grants of restricted stock to the Named Executive Officers or Mr. Lineberger in fiscal 2009.

Grant Dates of Long-Term Equity Incentive Grants

     When an equity award action occurs in close proximity to a scheduled publication by the Company of its financial results, it has generally been the Compensation Committee’s practice to establish the grant and pricing date of awards to be a date following such publication. Since October 2006, the Company’s quarterly earnings release and the filing of the related report on Form 10-Q or Form 10-K have occurred simultaneously. The Company’s Securities Trading Policy provides that officers may not buy or sell common shares until the third trading day after the date on which the Company’s financial results are published; the Compensation Committee typically establishes award grant dates that follow the earnings publication date by the same or similar period.

     The foregoing practice has generally been applied in instances in which the price of the Company’s common stock has an effect on the size or terms of the award (for example, the case of stock options).

     It also has been the Compensation Committee’s practice to establish the grant and pricing date of awards issued pursuant to employment agreements to be the effective date of such agreements, which in some instances has been a date after the date on which the Compensation Committee approved the employment contract and the related award.

     Finally, the Compensation Committee has on occasion established the grant date of certain awards to be a date subsequent to the award action date for purposes of administrative convenience (for example, to cause the vesting date of current awards (which typically is an annual anniversary of the grant date) to be the same as the vesting date of prior awards).

     In all instances, the grant date of each award is fixed by the Compensation Committee on the award action date.

Benefits and Perquisites

     Our executive officers are eligible to participate in our tax-qualified 401(k) savings plan (the “401(k) Plan”), to which employees may contribute from 1% to 100% of their compensation (salary and bonus) to the plan on a tax deferred basis, subject to statutory limitations. We also have a nonqualified deferred compensation plan (the “401(k) Mirror Plan”) designed to enable highly compensated employees whose contributions to the 401(k) Plan are limited by certain statutory limitations to have the same opportunity to defer compensation as is available to other employees of Krispy Kreme under the qualified 401(k) Plan. Employees can contribute from 1% to 15% of their base compensation and from 1% to 100% of their bonus under the 401(k) Mirror Plan, in each case, reduced by amounts contributed to the 401(k) Plan. In addition, employees can contribute to the 401(k) Mirror Plan up to 100% of the excess distributions they receive from the 401(k) Plan. We match 50% of the first 6% of compensation contributed by each employee to the 401(k) Plan and the 401(k) Mirror Plan.

     Executive officers also participate in our regular employee benefit programs, including group medical and dental coverage, group life insurance and group long-term disability insurance. Our executive officers are eligible to participate in these programs on the same basis as the rest of our salaried employees.

     The Company has entered into indemnification agreements with each current executive officer providing, among other things (i) advancement by the Company prior to the final disposition of any indemnifiable claim of any and all expenses relating to any indemnifiable claim paid or incurred by the executive officer or which the executive officer determines are reasonably likely to be paid or incurred by the executive officer, (ii) reimbursement of any and all expenses paid or incurred by the executive officer or which the executive officer determines are reasonably likely to be paid or incurred by the executive officer in connection with any claim made by the executive officer for (a) indemnification or reimbursement or advance payment of expenses by the Company, and/or (b) recovery under any directors’ and officers’ liability insurance policies maintained by the Company, regardless in each case of whether the executive officer ultimately is determined to be entitled to such indemnification, reimbursement, advance or insurance recovery, as the case may be; and (iii) liability insurance for the duration of the executive officer’s service as an officer of the Company and thereafter so long as the executive officer is subject to any pending or possible indemnifiable claim.

     Except for an “executive allowance” paid to Mr. Morgan at the rate of $2,000 per month and except for the reimbursement of Mr. Morgan’s temporary housing expenses, the perquisites currently provided to executive officers are insignificant.

     We have a policy prohibiting personal use of the corporate aircraft subject to certain exceptions as approved by the Chairman of the Board.

Severance/Change of Control

     We do not maintain any severance or change of control plans. However, pursuant to the terms of certain employment agreements, option agreements and restricted stock agreements, executives are eligible to receive severance and other benefits in the case of certain termination events and in the case of a change in control. See “—Potential Payments upon Termination and Change in Control” below.

Management’s Role in Setting Executive Compensation

     Although the Compensation Committee establishes the Company’s compensation philosophy and makes the final determinations on all compensation paid to our executive officers, the Chief Executive Officer and the Senior Vice President of Human Resources make recommendations (often in consultation with Frederic Cook) regarding annual adjustments to the executive officers’ salaries and incentive award opportunities, as well as the designs of the incentive programs. The Senior Vice President of Human Resources participates in the recommendation process with respect to himself, but none of the other Named Executive Officers (including the Chief Executive Officer) participates in the recommendation process with respect to himself.

Stock Ownership Guidelines

     We believe that officers should be encouraged to own our common stock to further align their interests with those of our shareholders. In order to ensure that the officers maintain this alignment, the Board of Directors adopted stock ownership guidelines to which all officers are expected to adhere. The guidelines for share ownership are as follows:

     CEO – stock valued at 300% of base salary
     Senior Vice President and above – stock valued at 100% of base salary
     Vice President – stock valued at 50% of base salary

     To ease the financial burden of achieving these levels of stock ownership while ensuring that they will be achieved over time, it is expected that officers will utilize the grants under our 2000 Stock Incentive Plan to reach the level of stock ownership required by the guidelines. In this regard, until the levels of ownership outlined above are achieved, officers are expected to retain shares with a value equal to 50% of the net after-tax value of stock grants under our 2000 Stock Incentive Plan. Accordingly, in the case of restricted stock grants, officers are expected to retain shares with a value equal to 50% of the after-tax value of the restricted shares upon vesting; and in the case of stock options, officers are expected to retain shares with a value equal to 50% of the after-tax value of the shares received, net of the exercise price, upon exercise of the options.

Equity Retention Policy

     On April 7, 2009, the Board of Directors adopted a formal equity retention policy that generally requires each executive officer to retain not less than 50% of all shares acquired pursuant to an award granted after the effectiveness of the policy under any Krispy Kreme equity compensation plan or other written compensatory arrangement (the “covered shares”). The required percentage is reduced to 25% upon the date that the sum of an executive officer’s years of service to Krispy Kreme and such executive officer’s age is equal to 65 years. The retention period remains in effect until the executive officer terminates employment at Krispy Kreme. The policy also prohibits executive officers from entering into puts, calls or other derivative positions with respect to shares of Krispy Kreme’s common stock. This policy is in addition to the stock ownership guidelines described above.

Compensation Recovery Policy

     On April 6, 2009, the Board of Directors adopted a formal compensation recovery policy that generally provides that Krispy Kreme may require reimbursement of all or a portion of any bonus, incentive payment, equity-based award or other compensation received by any executive officer and certain other senior officers within 36 months following any (1) gross negligence or willful misconduct pertaining to financial reporting requirements that resulted in an accounting restatement, (2) gross negligence or willful misconduct pertaining to Krispy Kreme’s business that resulted in a material negative revision of a financial or operating measure used to measure compensation or (3) fraud, theft, misappropriation, embezzlement or dishonesty to the material detriment of Krispy Kreme (collectively, “detrimental conduct”). Detrimental conduct also includes such officer’s willful or grossly negligent oversight of a person who reports directly to such officer and who engages in detrimental conduct as defined above. The policy also provides that Krispy Kreme may require any officer subject to the policy to remit to Krispy Kreme any profits realized from the sale of Krispy Kreme’s securities within 36 months following detrimental conduct by such officer.

Compensation Deductibility Policy

     A federal income tax deduction will generally be available for annual compensation in excess of $1 million paid to the chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer) of a public corporation only if such compensation is “performance-based” and complies with certain other tax law requirements. Although our policy is to maximize the deductibility of all executive compensation, the Compensation Committee retains the discretion to award compensation that is not deductible under Section 162(m) of the Internal Revenue Code when it is in the best interests of Krispy Kreme to do so.

Compensation Committee Report

     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (which is set forth above) with management. Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Togo D. West, Jr., Chair
Lynn Crump-Caine
C. Stephen Lynn
Lizanne Thomas

Summary Compensation Table

     Set forth below is summary compensation information for each person who was (1) at any time during fiscal 2009 our Chief Executive Officer or Chief Financial Officer and (2) at February 1, 2009, one of our three most highly compensated executive officers, other than the Chief Executive Officer and the Chief Financial Officer (collectively, the “Named Executive Officers”). In addition, we are voluntarily providing summary compensation information for Steven A. Lineberger who is our Senior Vice President and President of U.S. Stores.

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation
Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)	($)(5)	Total ($)
James H. Morgan	2009	$650,000	—	$9,891	$434,443	—	—	$72,570	$1,166,904
President and Chief	2008	$163,253	—	$110,106	$30,754	—	—	—	$304,113
Executive Officer(6)	2007	—	—	—	—	—	—	—	—
Douglas R. Muir	2009	$342,000	—	$91,732	$318,887	—	—	$7,302	$759,921
Executive Vice President	2008	$325,000	$99,000	$59,631	$337,882	—	—	$7,825	$829,338
and Chief Financial	2007	$300,000	—	—	$81,079	$27,000	—	$8,250	$416,329
Officer
Jeffrey B. Welch	2009	$340,000	—	$55,229	$349,092	$35,700	—	—	$780,021
Senior Vice President	2008	$315,000	$63,000	$37,352	$480,147	—	—	—	$895,499
and President of	2007	$300,000	—	—	$226,175	$27,000	—	—	$553,175
International
Kenneth J. Hudson	2009	$250,000	—	$44,210	$312,256	—	—	$7,750	$614,216
Senior Vice President	2008	$223,750	$50,000	$27,256	$348,007	—	—	$6,841	$655,854
of Human Resources	2007	$190,000	—	—	$93,754	$17,100	—	$6,072	$306,926
and Organizational
Development
M. Bradley Wall	2009	$243,333	—	$73,745	$345,803	—	—	$8,500	$671,381
Senior Vice President of	2008	$200,000	$40,000	$58,234	$315,302	—	—	—	$613,536
Supply Chain and Off-	2007	$150,000	—	$12,070	$50,424	$6,750	—	$855	$220,099
Premises Operations
Steven A. Lineberger	2009	$303,333	—	$84,263	$59,732	—	—	—	$447,328
Senior Vice President and	2008	$204,646	$50,000	$68,221	$10,138	—	—	—	$333,005
President of U.S. Stores	2007	$73,462	—	$3,020	—	$6,750	—	—	$83,232
____________________

(1)	Represents discretionary cash awards paid for fiscal 2008.

(2)	Amounts represent the compensation cost recognized with respect to restricted stock units and restricted stock awards, determined in accordance with Statement of Financial Accounting Standards No. 123(R), “Share- Based Payment” (“FAS 123(R)”) (except that estimated forfeitures have been disregarded for this purpose). For a discussion of the assumptions used in determining such amounts, see Note 16 to our consolidated financial statements in our 2009 Form 10-K.

(3)	Amounts represent the compensation cost recognized with respect to stock options, determined in accordance with FAS 123(R) (except that estimated forfeitures have been disregarded for this purpose). For a discussion of the assumptions used in determining such amounts, see Note 16 to our consolidated financial statements in our 2009 Form 10-K.

(4)	Represents cash bonuses paid for fiscal 2007 and fiscal 2009 under our annual incentive plan. No bonuses under the annual incentive plan were paid with respect to fiscal 2008.

(5)	Includes all “gross-ups” or other amounts reimbursed to the indicated executive officer during the fiscal year for the payment of taxes, our contributions to the executive’s account in our 401(k) Plan and 401(k) Mirror Plan, as applicable, and each perquisite or other personal benefit received by the Named Executive Officer during the fiscal year where the total of all perquisites and other personal benefits received by the Named Executive Officer exceeded $10,000 during such year.

Other annual compensation for Mr. Morgan in fiscal 2009 consists of (1) $48,570 of temporary housing expenses, including a gross-up of $16,232 for income and Medicare taxes and (2) $24,000 of cash “executive allowance” paid at the rate of $2,000 per month. Other annual compensation for Mr. Muir in fiscal 2009 of $7,302 represents the Company’s matching contribution to the 401(k) Plan. Other annual compensation for Mr. Hudson in fiscal 2009 of $7,750 represents the Company’s matching contribution to the 401(k) Plan. Other annual compensation for Mr. Wall in fiscal 2009 of $8,500 represents the Company’s matching contribution to the 401(k) Plan.

(6)	Effective January 6, 2008, Mr. Morgan was appointed as our President and Chief Executive Officer. This table includes compensation paid or accrued with respect to Mr. Morgan’s service as Chairman of the Company’s Board of Directors prior to his election as President and Chief Executive Officer on January 6, 2008. Specifically, $115,753 of the amount shown as salary for fiscal 2008 represents fees earned or paid in cash in his capacity as a director. In addition, the amounts shown for stock awards and option awards relate to grants he received in his capacity as a director as well as in his capacity as an executive officer.

Grants of Plan-Based Awards

     The following table shows information about plan-based awards granted during fiscal 2009 to the Named Executive Officers. In addition, we are voluntarily providing information about plan-based awards granted during fiscal 2009 for Steven A. Lineberger who is our Senior Vice President and President of U.S. Stores.

					All Other	All Other
					Stock Awards:	Option
					Number	Awards:		Exercise	Grant Date
		Estimated Future Payouts Under			of Shares	Number of		or Base	Fair Value
		Non-Equity Incentive Plan			of Stock	Securities		Price of	of Stock
		Awards(1)			or	Underlying		Option	and Option
	Grant	Threshold	Target	Maximum	Units	Options(2)		Awards(3)	Awards(4)
Name	Date	($)	($)	($)	(#)	(#)		($/Sh)	($)
James H. Morgan		$273,000	$455,000	$637,000	—	—		—	—
	2/27/08	—	—	—	—	500,000	(5)	$2.89	$795,250
	1/29/09	—	—	—	—	150,000	(6)	$1.40	$111,720
Douglas R. Muir		$123,120	$205,200	$287,280	—	—		—	—
	4/14/08	—	—	—	—	120,000	(7)	$3.08	$201,288
	1/29/09	—	—	—	—	120,000	(6)	$1.40	$89,376
Jeffrey B. Welch		$102,000	$170,000	$238,000	—	—		—	—
	4/14/08	—	—	—	—	100,000	(7)	$3.08	$167,740
	1/29/09	—	—	—	—	100,000	(6)	$1.40	$74,480
Kenneth J. Hudson		$75,000	$125,000	$175,000	—	—		—	—
	4/14/08	—	—	—	—	100,000	(7)	$3.08	$167,740
	1/29/09	—	—	—	—	100,000	(6)	$1.40	$74,480
M. Bradley Wall		$75,000	$125,000	$175,000	—	—		—	—
	4/14/08	—	—	—	—	100,000	(7)	$3.08	$167,740
	1/29/09	—	—	—	—	100,000	(6)	$1.40	$74,480
Steven A. Lineberger		$96,000	$160,000	$224,000	—	—		—	—
	4/14/08	—	—	—	—	100,000	(7)	$3.08	$167,740
	1/29/09	—	—	—	—	100,000	(6)	$1.40	$74,480

____________________

(1)	These columns show the potential value of the payout for each Named Executive Officer and Mr. Lineberger under the annual incentive plan if the threshold, target or maximum goals are satisfied with respect to each of the performance measures set by the Compensation Committee for fiscal 2009 under the annual incentive plan and based on the Named Executive Officer’s and Mr. Lineberger’s, as applicable, specified Target Cash Bonus Amount. In all cases, the business measurements, performance goals and salary percentage targets for determining these payouts are described under “Compensation Discussion and Analysis—Elements of Executive Compensation— Annual Incentives” above. As more fully described above, no cash incentive awards under the annual incentive plan were earned by Mr. Lineberger or the Named Executive Officers, except for Mr. Welch.

(2)	Represents awards of stock options.

(3)	The exercise price of each option is equal to the closing price of our common stock on the date of grant.

(4)	This column shows the aggregate grant date fair value of equity awards granted in fiscal 2009 determined in accordance with FAS 123(R). For a discussion of the assumptions used in determining such amounts, see Note 16 to our consolidated financial statements in our 2009 Form 10-K.

(5)	Twenty-five percent of these options (specifically 125,000 options) vested on July 6, 2008 and seventy-five percent of these options (specifically 375,000 options) will vest, provided that the executive’s employment continues through the applicable vesting dates, in 18 monthly installments (specifically 20,833 options in each of the first 17 months and 20,839 options in the 18th month) on the sixth day of each month commencing on August 6, 2008 and ending on January 6, 2010. The first six of these monthly installments had vested as of the end of fiscal 2009.

(6)	These options will vest, provided that the executive’s employment continues through the applicable vesting dates, in four equal installments on January 29, 2010, January 29, 2011, January 29, 2012 and January 29, 2013.

(7)	These options will vest, provided that the executive’s employment continues through the applicable vesting dates, in four equal installments on April 14, 2009, April 14, 2010, April 14, 2011 and April 14, 2012.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

     We have employment agreements with each of our Named Executive Officers and Mr. Lineberger. The employment agreements with each of the Named Executive Officers employed as of the end of fiscal 2009 and Mr. Lineberger are substantially similar except with respect to salary, bonus and equity grant terms and except as noted below.

James H. Morgan

      On February 27, 2008, we entered into an employment agreement with Mr. Morgan, which agreement was amended on December 15, 2008, pursuant to which he serves as our President and Chief Executive Officer. His employment became effective on January 6, 2008 and will terminate on January 6, 2011, but will be extended for successive one-year periods unless any party elects not to extend. The employment agreement also provides that Mr. Morgan shall continue to serve as Chairman of the Board of Directors of the Company for as long as the Board desires. During the term of the employment agreement, Mr. Morgan is entitled to receive a minimum annual salary of $650,000 (which may be increased but not decreased by the Compensation Committee) and is eligible to receive an annual bonus under our incentive plans, with his annual target bonus set at 70% of his base salary. Mr. Morgan may elect to receive bonus amounts that may become payable for any future fiscal year in equity instead of cash. The agreement provided for a grant of options to purchase 500,000 shares of our common stock. The employment agreement also provides that Mr. Morgan will receive: (a) an executive allowance of $2,000 per month; (b) reimbursement for expenses reasonably incurred in connection with his relocation to Winston-Salem, North Carolina, incurred within one year following January 6, 2008; and (c) expenses incurred for temporary housing expenses through the earlier of July 6, 2008 or the day on which Mr. Morgan purchases a house in the Winston-Salem, North Carolina area. The Compensation Committee approved an extension of reimbursement for relocation expenses and temporary housing expenses for Mr. Morgan until January 6, 2010. The base salary and any other compensation are in lieu of any compensation Mr. Morgan would otherwise receive as a member of the Board of Directors.

Douglas R. Muir

     On April 23, 2007, we entered into an employment agreement with Mr. Muir, which agreement was amended on November 8, 2007 and December 15, 2008, pursuant to which he serves as our Chief Financial Officer and an Executive Vice President. The employment agreement became effective on June 5, 2007 and will terminate on June 5, 2010, but will be extended for successive one-year periods unless any party elects not to extend. Under the terms of the employment agreement, Mr. Muir is entitled to receive a minimum annual salary of $342,000 (as adjusted subsequent to the date of the employment agreement pursuant to its terms) and is eligible to receive an annual bonus under our incentive plans, with his annual target bonus set at 60% of his base salary. The agreement provided for an initial grant of 15,000 restricted shares of our common stock effective June 5, 2007.

Jeffrey B. Welch

     On November 7, 2007, we entered into an employment agreement with Mr. Welch, which agreement was amended on December 15, 2008, pursuant to which he serves as our Senior Vice President and President of International. The employment agreement will terminate on November 7, 2010, but will be extended for successive one-year periods unless any party elects not to extend. Under the terms of the employment agreement, Mr. Welch is entitled to receive a minimum annual salary of $340,000 (as adjusted subsequent to the date of the employment agreement pursuant to its terms) and is eligible to receive an annual bonus under our incentive plans, with his annual target bonus set at 40% of his base salary. As noted above, Mr. Welch’s annual target bonus was increased by the Compensation Committee to 50% of his base salary on September 8, 2008.

Kenneth J. Hudson

     On November 7, 2007, we entered into an employment agreement with Mr. Hudson, which agreement was amended December 15, 2008, pursuant to which he serves as our Senior Vice President of Human Resources and Organizational Development. The employment agreement will terminate on November 7, 2010, but will be extended for successive one-year periods unless any party elects not to extend. Under the terms of the employment agreement, Mr. Hudson is entitled to receive a minimum annual salary of $250,000 and is eligible to receive an annual bonus under our incentive plans, with his annual target bonus set at 40% of his base salary. As noted above, Mr. Hudson’s annual target bonus was increased by the Compensation Committee to 50% of his base salary on September 8, 2008.

M. Bradley Wall

     On November 7, 2007, we entered into an employment agreement with Mr. Wall, which agreement was amended December 15, 2008, pursuant to which he serves as our Senior Vice President of Supply Chain and Off-Premises Operations. The employment agreement will terminate on November 7, 2010, but will be extended for successive one-year periods unless any party elects not to extend. Under the terms of the employment agreement, Mr. Wall is entitled to receive a minimum annual salary of $250,000 (as adjusted subsequent to the date of the employment agreement pursuant to its terms) and is eligible to receive an annual bonus under our incentive plans, with his annual target bonus set at 40% of his base salary. As noted above, Mr. Wall’s annual target bonus was increased by the Compensation Committee to 50% of his base salary on September 8, 2008.

Steven A. Lineberger

      On November 7, 2007, we entered into an employment agreement with Mr. Lineberger, which agreement was amended December 15, 2008, pursuant to which he serves as our Senior Vice President and President of U.S. Stores. The employment agreement will terminate on November 7, 2010, but will be extended for successive one-year periods unless any party elects not to extend. Under the terms of the employment agreement, Mr. Lineberger is entitled to receive a minimum annual salary of $320,000 (as adjusted subsequent to the date of the employment agreement pursuant to its terms) and is eligible to receive an annual bonus under our incentive plans, with his annual target bonus set at 40% of his base salary. As noted above, Mr. Lineberger’s annual target bonus was increased by the Compensation Committee to 50% of his base salary on September 8, 2008.

     Common Terms. The employment agreements entitle these Named Executive Officers and Mr. Lineberger to participate in all employee benefit, perquisite and fringe benefit plans and arrangements made available to our executives and key management employees upon the terms and subject to the conditions set forth in the applicable plan or arrangement. In addition, Mr. Muir is entitled to receive reimbursement for expenses necessary to maintain an effective professional license and reasonable professional association membership fees.

     If any Named Executive Officer or Mr. Lineberger resigns or terminates his employment without “good reason” or his employment agreement is terminated by Krispy Kreme for “cause,” he will be entitled to receive the base salary through the date of termination and reimbursement of reimbursable expenses incurred to that date. Voluntary resignation is not a breach of the employment agreement.

     If the agreement is terminated by us without cause or by a Named Executive Officer or Mr. Lineberger for good reason, such Named Executive Officer or Mr. Lineberger, as applicable, generally is entitled to the following:

  An amount equal to his current annual base salary through the termination date;

  With respect to Mr. Morgan, an amount equal to two times his base salary and two times his target annual bonus for the year of termination, and with respect to each other Named Executive Officer and Mr. Lineberger, an amount equal to one times his base salary for the year of termination;

  An amount, payable as soon as practicable following the date of termination, equal to a bonus for the year of termination calculated as a pro-rated target annual bonus for the number of months during the bonus year prior to the date of termination; and

  Medical benefits for up to eighteen months (or, in the case of Mr. Morgan, twelve months) after the date of termination.

     In addition, in the event of a change in control, Mr. Morgan’s stock options and restricted stock will become fully vested, provided that accelerated vesting of the restricted stock or stock options will not occur if Mr. Morgan continues as chief executive officer of the surviving entity (and such entity is a publicly traded entity) and either Krispy Kreme’s stock remains outstanding or replacement equity awards are granted by the surviving entity so long as the terms of the employment agreement are expressly assumed by the surviving entity.

     The employment agreements define “cause” to mean, generally: (1) failure or refusal by the Named Executive Officer or Mr. Lineberger, as applicable, to perform his lawful and proper duties; (2) conviction of or plea of nolo contendere to any felony; (3) acts constituting fraud, theft or embezzlement or that otherwise constitute a felony which results or was intended to result in gain or personal enrichment at the expense of Krispy Kreme; (4) other than with respect to Mr. Morgan, insubordination to Krispy Kreme’s most senior executive officers; or (5) willful violation of any material provision of the code of ethics of Krispy Kreme.

     The employment agreements define “good reason” to mean, generally: (1) the failure of Krispy Kreme to pay any material amount of compensation due under such employment agreement; (2) the applicable Named Executive Officer or Mr. Lineberger, as applicable, is no longer the most senior officer in his respective area of expertise; (3) a change in duties or responsibilities materially inconsistent with the status as the most senior officer in the Named Executive Officer’s or Mr. Lineberger’s, as applicable, area of expertise; (4) any requirement to relocate; (5) any material breach by Krispy Kreme of the employment agreement; or (6) the giving by Krispy Kreme of a notice of nonextension of the term of the employment agreement at either the end of the initial term or the end of the first, second or third one-year extensions. In addition, the following are also considered “good reason” under Mr. Morgan’s employment agreement: (1) the failure of Mr. Morgan to be appointed or elected (or reelected) to the Board of Directors, or his removal from the Board of Directors other than for “cause” or permanent disability or death and (2) a “change in control.”

     If the employment of a Named Executive Officer or Mr. Lineberger is terminated by reason of death or permanent disability, he will be entitled to the following: (1) his base salary through the date of termination; and (2) medical benefits for up to 18 months (or 12 months, in the case of Mr. Morgan) after the date of termination. In addition, in the event of a Named Executive Officer’s or Mr. Lineberger’s permanent disability, insurance benefits will continue under Krispy Kreme’s long term disability plan in accordance with its terms.

     In the event that any Named Executive Officer (other than Mr. Morgan) or Mr. Lineberger is terminated without cause or terminates his employment for good reason within two years after a “change of control,” such Named Executive Officer or Mr. Lineberger, as applicable, will be entitled to: (1) an amount equal to his current annual base salary through the termination date; (2) (a) with respect to Mr. Muir, an amount equal to two times the sum of the base salary and the target annual bonus for the year of termination and (b) with respect to Mr. Welch, Mr. Hudson, Mr. Wall and Mr. Lineberger, an amount equal to one and a quarter times the sum of the base salary and the target annual bonus for the year of termination; (3) an amount, payable as soon as practicable following the date of termination, equal to a bonus for the year of termination calculated as a pro-rated target annual bonus for the number of months during the bonus year prior to the date of termination; and (4) medical benefits for up to eighteen months after the date of termination.

     The employment agreements define “change in control” to mean, generally: (1) the acquisition by any person of 50% or more of our outstanding voting stock; (2) the consummation of a merger or consolidation involving Krispy Kreme if the shareholders of Krispy Kreme, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the outstanding voting stock of the surviving company in substantially the same proportion as their ownership of voting stock of Krispy Kreme immediately before such merger or consolidation; (3) a sale or other disposition of all or substantially all of the assets of Krispy Kreme; (4) a change in the majority composition of the Board not approved by a majority of the directors in office before the change; or (5) approval by our shareholders of a complete liquidation or dissolution of Krispy Kreme, provided that each of the employment agreements provide that an event will be treated as a “change in control” for purposes of the agreement only if it is also a “change in control event” (as defined in Treas. Reg. Section 1.409A-3(i)(5)) with respect to Krispy Kreme.

     The employment agreements provide that if any payment, benefit, award or distribution by us to the Named Executive Officer or Mr. Lineberger would be subject to the excise tax on “excess parachute payments” under Section 4999 of the Internal Revenue Code (or any corresponding provisions of state or local tax law), then such Named Executive Officer or Mr. Lineberger, as applicable, will receive an additional gross-up amount (subject to certain exceptions specified in the employment agreement) designed to place him in the same after-tax position as if the excise tax had not been imposed.

     The employment agreements provide that each Named Executive Officer and Mr. Lineberger is subject to a non-compete provision during the term of his employment and for a period of one year following the date of termination and is subject to a non-solicitation provision during the term of his employment and for a period of two years following the date of termination.

Outstanding Equity Awards at Fiscal Year-End

     The following table provides information with respect to the common stock that may be issued upon the exercise of options and other awards under our existing equity compensation plans as of February 1, 2009. We are voluntarily providing information with respect to Steven A. Lineberger, our Senior Vice President and President of U.S. Stores.

	Option Awards						Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
				Equity					Plan	Market
				Incentive					Awards:	or Payout
				Plan					Number of	Value of
	Number			Awards:			Number	Market	Unearned	Unearned
	of	Number of		Number of			of Shares	Value of	Shares,	Shares,
	Securities	Securities		Securities			or Units	Shares or	Units or	Units or
	Underlying	Underlying		Underlying	Option		of Stock	Units of	Other	Other
	Unexercised	Unexercised		Unexercised	Exercise		That	Stock That	Rights	Rights
	Options	Options		Unearned	Price per	Option	Have Not	Have Not	That Have	That Have
	(#)	(#)		Options	Share	Expiration	Vested	Vested(1)	Not Vested	Not Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)	($)	(#)	($)
James H. Morgan	—	—		—	—	—	—	—	—	—
	—	150,000	(2)	—	$1.40	1/29/19	—	—	—	—
	249,998	250,002	(3)	—	$2.89	2/27/18	—	—	—	—
	7,500	—		—	$15.36	8/25/14	—	—	—	—
	7,500	—		—	$35.25	6/3/13	—	—	—	—
	7,500	—		—	$37.25	6/4/12	—	—	—	—
	7,500	—		—	$31.19	8/16/11	—	—	—	—
	106,000	—		—	$14.77	8/2/10	—	—	—	—
Douglas R. Muir	—	—		—	—	—	27,693 (4)	$38,493	—	—
	—	—		—	—	—	11,250 (5)	$15,638	—	—
	—	—		—	—	—	8,781 (6)	$12,206	—	—
	—	120,000	(2)	—	$1.40	1/29/19	—	—	—	—
	—	120,000	(7)	—	$3.08	4/14/18	—	—	—	—
	16,783	50,350	(8)	—	$3.41	9/11/17	—	—	—	—
	60,000	60,000	(9)	—	$9.71	11/2/16	—	—	—	—
Jeffrey B. Welch	—	—		—	—	—	22,154 (4)	$30,794	—	—
	—	—		—	—	—	8,781 (6)	$12,206	—	—
	—	100,000	(2)	—	$1.40	1/29/19	—	—	—	—
	—	100,000	(7)	—	$3.08	4/14/18	—	—	—	—
	13,426	40,280	(8)	—	$3.41	9/11/17	—	—	—	—
	60,000	60,000	(9)	—	$9.71	11/2/16	—	—	—	—
	18,000	—		—	$14.04	8/9/14	—	—	—	—
	25,000	—		—	$34.17	4/26/14	—	—	—	—
Kenneth J. Hudson	—	—		—	—	—	22,154 (4)	$30,794	—	—
	—	—		—	—	—	5,562 (6)	$7,731	—	—
	—	100,000	(2)	—	$1.40	1/29/19	—	—	—	—
	—	100,000	(7)	—	$3.08	4/14/18	—	—	—	—
	13,426	40,280	(8)	—	$3.41	9/11/17	—	—	—	—
	60,000	60,000	(9)	—	$9.71	11/2/16	—	—	—	—
	7,000	—		—	$14.04	8/9/14	—	—	—	—

	Option Awards						Stock Awards
											Equity
											Incentive
										Equity	Plan
										Incentive	Awards:
				Equity						Plan	Market
				Incentive						Awards:	or Payout
				Plan						Number of	Value of
	Number			Awards:			Number		Market	Unearned	Unearned
	of	Number of		Number of			of Shares		Value of	Shares,	Shares,
	Securities	Securities		Securities			or Units		Shares or	Units or	Units or
	Underlying	Underlying		Underlying	Option		of Stock		Units of	Other	Other
	Unexercised	Unexercised		Unexercised	Exercise		That		Stock That	Rights	Rights
	Options	Options		Unearned	Price per	Option	Have Not		Have Not	That Have	That Have
	(#)	(#)		Options	Share	Expiration	Vested		Vested(1)	Not Vested	Not Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)		($)	(#)	($)
M. Bradley Wall	—	—		—		—	22,154	(4)	$30,794	—	—
	—	—		—		—	10,000	(10)	$13,900	—	—
	—	100,000	(2)	—	$1.40	1/29/19	—		—	—	—
	—	100,000	(7)	—	$3.08	4/14/18	—		—	—	—
	13,426	40,280	(8)	—	$3.41	9/11/17	—		—	—	—
	—	80,000	(11)	—	$12.52	2/5/17	—		—	—	—
	6,000	—		—	$14.04	8/9/14	—		—	—	—
	6,000	—		—	$44.22	8/8/13	—		—	—	—
	2,200	—		—	$34.80	8/8/12	—		—	—	—
	2,200	—		—	$28.58	8/8/11	—		—	—	—
	5,334	—		—	$5.25	4/4/10	—		—	—	—
Steven A. Lineberger	—	—		—	—	—	22,154	(4)	$30,794	—	—
	—	—		—	—	—	11,250	(12)	$15,638	—	—
	—	—		—	—	—	2,500	(10)	$3,475	—	—
	—	100,000	(2)	—	$1.40	1/29/19	—		—	—	—
	—	100,000	(7)	—	$3.08	4/14/18	—		—	—	—
	13,426	40,280	(8)	—	$3.41	9/11/17	—		—	—	—
____________________

(1)	Based on the closing price of our common stock on January 30, 2009 (the last business day of fiscal 2009).

(2)	These options vest, provided that the executive’s employment continues through the applicable vesting dates, in four equal installments on January 29, 2010, January 29, 2011, January 29, 2012 and January 29, 2013.

(3)	These remaining options vest, provided that the executive’s employment continues through the applicable vesting dates, in 12 monthly installments (specifically 20,833 options in each of the first 11 months and 20,839 options in the last month) on the sixth day of each month commencing on February 6, 2009 and ending on January 6, 2010.

(4)	These shares of restricted stock vest, provided that the executive’s employment continues through the applicable vesting dates, in three equal or nearly equal installments on September 11, 2009, September 11, 2010 and September 11, 2011.

(5)	These shares of restricted stock vest, provided that the executive’s employment continues through the applicable vesting dates, in three equal installments on June 5, 2009, June 5, 2010 and June 5, 2011.

(6)	These shares of restricted stock vest, provided that the executive’s employment continues through the applicable vesting dates, in three equal installments on March 1, 2009, March 1, 2010 and March 1, 2011.

(7)	These options vest, provided that the executive’s employment continues through the applicable vesting dates, in four equal installments on April 14, 2009, April 14, 2010, April 14, 2011 and April 14, 2012.

(8)	These options vest, provided that the executive’s employment continues through the applicable vesting dates, in three nearly equal installments on September 11, 2009, September 11, 2010 and September 11, 2011.

(9)	These options vest, provided that the executive’s employment continues through the vesting date, on the date that the price of our common stock increases by 40% after the grant date and remains at or above that level for at least 10 consecutive trading days.

(10)	These shares of restricted stock vest, provided that the executive’s employment continues through the applicable vesting dates, in two equal installments on November 2, 2009 and November 2, 2010.

(11)	These options vest, provided that the executive’s employment continues through the vesting date, on the date that the price of our common stock increases by 20% (for 50% of the options) and 40% (for the other 50% of the options) after the grant date and remains at or above that level for at least 10 consecutive trading days.

(12)	These shares of restricted stock vest, provided that the executive’s employment continues through the applicable vesting dates, in three equal installments on February 5, 2009, February 5, 2010 and February 5, 2011.

Option Exercises and Stock Vested

     The following table provides information with respect to the number and value of shares acquired during fiscal 2009 from the exercise of vested stock options and the vesting of restricted stock and restricted stock units. We are voluntarily providing information with respect to Steven A. Lineberger, our Senior Vice President and President of U.S. Stores.

		Option Awards		Stock Awards
		Number of		Number of
		Shares	Value	Shares	Value
		Acquired	Realized	Acquired	Realized
	Vesting	on Exercise	on Exercise	on Vesting	on Vesting
	Date	(#)	($)	(#)(1)	($)
James H. Morgan	03/01/08	—	—	2,926	$7,812
Douglas R. Muir	03/01/08	—	—	2,926	$7,812
	06/05/08	—	—	3,750	$13,875
	09/11/08	—	—	9,230	$35,443
Jeffrey B. Welch	03/01/08	—	—	2,926	$7,812
	09/11/08	—	—	7,384	$28,355
Kenneth J. Hudson	03/01/08	—	—	1,853	$4,948
	09/11/08	—	—	7,384	$28,355
M. Bradley Wall	09/11/08	—	—	7,384	$28,355
	11/02/08	—	—	5,000	$13,800
Steven A. Lineberger	02/05/08	—	—	3,750	$10,088
	09/11/08	—	—	7,384	$28,355
	11/02/08	—	—	1,250	$3,450
____________________

(1)	In the case of Mr. Morgan, reflects restricted stock units he received in his capacity as a director, prior to the time he became our President and Chief Executive Officer, that vested during fiscal 2009. For each other Named Executive Officer and Mr. Lineberger, reflects shares of restricted stock that vested during fiscal 2009.

Nonqualified Deferred Compensation

     As discussed above, we maintain the 401(k) Mirror Plan, which is designed to enable highly compensated employees whose contributions to the 401(k) Plan are limited by certain statutory limitations to have the same opportunity to defer compensation as is available to other employees of Krispy Kreme under the qualified 401(k) Plan. Participants can contribute from 1% to 15% of their base compensation and from 1% to 100% of their bonus under the 401(k) Mirror Plan, in each case, reduced by amounts contributed under the 401(k) Plan. In addition, participants can contribute up to 100% of the excess distributions they receive from the 401(k) Plan. We match 50% of the first 6% of compensation contributed by each employee to the 401(k) Mirror Plan, net of amounts matched by us under the 401(k) Plan. A participant’s account under the 401(k) Mirror Plan is invested in the investment options selected by the participant from among the same investment options that are available under the 401(k) Plan. Participants receive a payout of their account balance six months following termination of employment and can elect to receive the payout in a lump sum or in quarterly payments over a period of up to 10 years.

Nonqualified Deferred Compensation Table

     The following table sets forth the non-qualified deferred compensation of each Named Executive Officer and Mr. Lineberger in fiscal 2009.

Aggregate
	Executive	Registrant	Earnings in	Aggregate	Aggregate
	Contributions in	Contributions in	Last Fiscal	Withdrawals/	Balance at Last
	Last Fiscal Year	Last Fiscal Year	Year	Distributions	Fiscal Year End
Name	($)(1)	($)	($)	($)	($)(2)
James H. Morgan	—	—	—	—	—
Douglas R. Muir	—	—	—	—	—
Jeffrey B. Welch	—	—	—	—	—
Kenneth J. Hudson	$2,083	—	($12,751)	—	$22,653
M. Bradley Wall	—	—	—	—	—
Steven A. Lineberger	—	—	—	—	—
____________________

(1)	Executive contribution amounts are included in the “Salary” column of the Summary Compensation Table above.

(2)

Mr. Hudson contributed $2,259 and $8,930 to the 401(k) Mirror Plan in fiscal 2008 and fiscal 2007, respectively, and such amounts are included in the “Salary” column in the Summary Compensation Table for fiscal 2008 and fiscal 2007, respectively.

Potential Payments upon Termination and Change in Control

     We do not maintain any severance or change in control plans. However, pursuant to the terms of certain employment agreements, option agreements and restricted stock agreements, executives are eligible to receive severance and other benefits in the case of certain termination events and in the case of a change in control. For a detailed description of the employment agreements see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements.”

     The discussion and tables below (as well as the discussion of the employment agreements above) reflect the estimated amount of additional compensation and benefits that would be paid or accrued to each of the Named Executive Officers and Mr. Lineberger in the event of all applicable hypothetical scenarios, including:

  a change in control (with or without a corresponding termination of employment);

  termination by us without cause;

  termination by the executive for good reason;

  voluntary termination;

  retirement;

  disability; and

  death.

     Amounts are not included for compensation and benefits to which an executive would be entitled if the specified event had not occurred.

Stock Option Agreements

Fiscal 2007, Fiscal 2008 and Fiscal 2009 Stock Option Grants

     Each of the stock option agreements governing stock option grants made to the Named Executive Officers and Mr. Lineberger in fiscal 2007, fiscal 2008 and fiscal 2009 and to Mr. Lineberger in fiscal 2008 and fiscal 2009 provide that all of such options shall vest and become exercisable upon (1) termination of employment due to “Retirement,” death or “Disability” or (2) a “Change in Control” of Krispy Kreme. In the event of a Change in Control, the Board of Directors, in its sole discretion, may give prior written notice of such event to the executive and set a termination date for the exercise of such options. In the event of termination for “Cause,” all options of the executive are terminated.

     In the event any of the above accelerated vesting events are triggered, the options would remain exercisable until (1) in the case of termination on account of Disability, 180 days after termination, (2) in the case of termination on account of death, 360 days after termination, (3) in the case of Retirement, the ten-year anniversary of the grant date and (4) in the case of a Change in Control, the earlier of the date specified in a notice by the Board of Directors, if any, and the then-current expiration date.

     In the case of termination for any reason other than Retirement, death, Disability or Cause, the options remain exercisable for 90 days (or 60 days with respect to the stock option agreements governing stock option grants made to the Named Executive Officers in fiscal 2007) following the date of termination (without any acceleration of vesting).

     For the purposes of these stock option agreements:

     “Cause” means, generally: (a) with respect to the stock option agreements governing stock option grants made to the Named Executive Officers in fiscal 2007, the following events (1) drug abuse by the executive; (2) alcohol abuse by the executive if it interferes with the efficient conduct of business by the executive; (3) theft, embezzlement or other similar act by the executive of any tangible or intangible asset of Krispy Kreme or any customer or supplier of Krispy Kreme; (4) commission of any other criminal act by the executive if such act causes or is likely to cause damage to the business of Krispy Kreme; (5) a material breach by the executive of any written agreement between Krispy Kreme and the executive, or any written policy of Krispy Kreme known by and applicable to all its employees; and (6) willful failure by the executive to follow the instructions of the Board or an officer or other supervisory employee of Krispy Kreme duly authorized to give instructions to the executive and (b) with respect to the stock option agreements governing stock option grants to the Named Executive Officers and Mr. Lineberger in fiscal 2008 and fiscal 2009, the following events: (1) fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice deemed to have resulted in the executive’s becoming unbondable under Krispy Kreme’s fidelity bond; (2) willful misconduct deemed to be materially injurious to Krispy Kreme, monetarily or otherwise; or (3) the willful and continued failure or habitual neglect by the executive to perform his duties with Krispy Kreme substantially in accordance with the operating and personnel policies and procedures of Krispy Kreme generally applicable to all of Krispy Kreme’s employees.

     “Change in Control” means, generally: (1) the acquisition by any person of 50% or more of our outstanding voting stock; (2) consummation of a merger or consolidation involving Krispy Kreme if our shareholders, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the outstanding voting securities of the surviving company in substantially the same proportion as their ownership of the voting stock of Krispy Kreme outstanding immediately before such merger or consolidation; (3) consummation of the sale or other disposition of all or substantially all of the assets of Krispy Kreme; (4) approval by our shareholders of a complete liquidation or dissolution of Krispy Kreme; or (5) a change in the majority composition of the Board not approved by a majority of the directors in office before the change.

     “Disability” means a condition where the executive either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than three months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of Krispy Kreme.

     “Retirement” means the executive’s termination of employment at a time when, for an executive, the sum of the executive’s age and years of employment with Krispy Kreme equals or exceeds 65.

Pre-Fiscal 2007 Stock Option Grants

     Except for Mr. Muir, all of the Named Executive Officers (including Mr. Morgan as a member of the Board of Directors) received stock option grants prior to fiscal 2007. Treatment of these options upon termination or a change in control is generally the same as the treatment of the options granted in fiscal 2007, fiscal 2008 and fiscal 2009, except that the relevant option agreements define change in control (referred to in the agreements as “Corporate Reorganization”) to mean, generally: (1) any person or group purchases 50% or more of our outstanding common stock pursuant to a tender or exchange offer or otherwise becomes the owner of 50% or more of our outstanding common stock; (2) the merger or consolidation of Krispy Kreme if, as a result of which, the holders of outstanding stock of Krispy Kreme immediately prior to such a merger or consolidation hold less than 50% of the stock of the surviving company; (3) the sale or other disposition of all or substantially all of the assets of Krispy Kreme; (4) the liquidation of Krispy Kreme or (5) a change in the majority composition of the Board not approved by two-thirds of the directors in office before the change during any 24-month period during the existence of the option agreement. In addition, certain stock option agreements governing stock option grants made to Messrs. Morgan and Wall prior to 2002 do not provide that options vest and become exercisable upon termination of employment due to “Retirement,” death or “Disability.” Mr. Lineberger did not receive any stock option grants prior to fiscal 2007.

Restricted Stock and Restricted Stock Unit Agreements

     Each of the restricted stock agreements governing restricted stock grants made to Messrs. Wall and Lineberger in fiscal 2007 and Messrs. Muir, Welch, Hudson, Wall and Lineberger in fiscal 2008 and the restricted stock unit agreement governing the restricted stock unit grant made to Mr. Morgan in fiscal 2008 provide that all of such unvested restricted stock or restricted stock units, as applicable, shall be automatically forfeited upon termination of the applicable executive’s employment (or service on the Board of Directors, in the case of Mr. Morgan), provided that all unvested restricted stock or restricted stock units, as applicable, shall vest upon (1) termination of employment (or service on the Board of Directors, in the case of Mr. Morgan) due to death or “Disability” or (2) a “Change in Control” of Krispy Kreme. In addition, the restricted stock agreements of Messrs. Muir, Welch, Hudson, Wall and Lineberger dated September 11, 2007 provide that restricted stock grants made pursuant to these agreements shall vest upon termination of the applicable executive’s employment due to “Retirement.” For purposes of these restricted stock agreements, the terms “Disability,” “Change in Control” and “Retirement” have the meanings set forth above under “Stock Option Agreements — Fiscal 2007, Fiscal 2008 and Fiscal 2009 Stock Option Grants.”

     Termination Scenario Summary Tables. The amounts shown in the tables below assume that the noted triggering event (termination or change in control, as applicable) occurred on February 1, 2009, the last day of fiscal 2009. Other relevant assumptions and explanations are provided in the footnotes following the tables. The amounts shown reflect only the additional payments or benefits that a Named Executive Officer or Mr. Lineberger, as applicable, would have received upon the occurrence of the respective triggering events listed below; they do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would have vested absent the triggering event. The tables below do not take into account any value received by us as a result of the Named Executive Officers’ or Mr. Lineberger’s, as applicable, covenants not to compete.

James H. Morgan

	Termination without	Change
	cause or termination	in control
	by executive for good	regardless of	Death or
Name	reason(1)	termination(2)	disability
Compensation:
Severance pay(3)	$2,665,000	—	—
Benefits:
Health and dental insurance(4)	$24	$24	$24
Excise tax gross-up(5)	$1,252,471	—	—
Total	$3,917,495	$24	$24
____________________

(1)	“Good reason,” as defined in Mr. Morgan’s employment agreement, includes a change in control.

(2)	Applicable only if, following a change in control, Mr. Morgan is not the chief executive officer of a publicly traded entity.

(3)	Represents two times Mr. Morgan’s base salary, plus two times an assumed annual bonus equal to 70% of base salary, to be paid in 12 equal installments, the first two of which are to be paid two months following the Date of Termination and the next ten of which will be paid in ten equal monthly installments commencing three months following the Date of Termination, plus a pro-rated annual bonus equal to 70% of base salary, to be paid 60 days following termination.

(4)	Represents 12 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Morgan’s current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 12 months.

(5)	Mr. Morgan is entitled to a gross-up payment for any excise taxes payable by him. Assuming a change in control occurred on February 1, 2009, Mr. Morgan would have been required to pay excise taxes if he terminated his employment for good reason or if he was terminated without cause. Assuming either of these events occurred on February 1, 2009, in addition to a change in control on the same date, the amount shown in the table represents the amount needed to make Mr. Morgan whole for the excise taxes that would have been imposed and all taxes that would have been payable on the gross-up payment itself.

Douglas R. Muir

	Termination	Termination without
	without cause or	cause or termination
	termination by	by executive for good	Change in control
	executive for good	reason following a	regardless of	Death or
Name	reason	change in control	termination	disability
Compensation:
Severance pay(1)	$547,200	$1,299,600	—	—
Vesting of unvested restricted shares(2)	—	$66,336	$66,336	$66,336
Benefits:
Health and dental insurance(3)	$ 15,027	$15,027	—	$15,027
Excise tax gross-up(4)	—	$503,578	—	—
Total	$562,227	$1,884,541	$66,336	$81,363
____________________

(1)	In the case of termination without cause or termination by executive for good reason, represents Mr. Muir’s base salary, to be paid in 12 equal installments, the first two of which are to be paid two months following the Date of Termination and the next ten of which will be paid in ten equal monthly installments commencing three months following the Date of Termination, plus a pro-rated annual bonus equal to 60% of base salary to be paid 60 days following termination. In the case of termination without cause or termination by executive for good reason following a change in control, represents two times Mr. Muir’s base salary, plus two times an assumed annual bonus equal to 60% of base salary, plus a pro-rated annual bonus equal to 60% of base salary, to be paid 60 days following termination.

(2)	Represents the intrinsic value as of February 1, 2009 of unvested restricted stock awards.

(3)	Represents 18 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Muir’s current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 18 months.

(4)	Mr. Muir is entitled to a gross-up payment for any excise taxes payable by him. Assuming a change in control occurred on February 1, 2009, Mr. Muir would have been required to pay excise taxes if he terminated his employment for good reason or if he was terminated without cause. Assuming either of these events occurred on February 1, 2009 in addition to a change in control on the same date, the amount shown in the table represents the amount needed to make Mr. Muir whole for the excise taxes that would have been imposed and all taxes that would have been payable on the gross-up payment itself.

Jeffrey B. Welch

	Termination	Termination without
	without cause or	cause or termination
	termination by	by executive for good	Change in control
	executive for good	reason following a	regardless of	Death or
Name	reason	change in control	termination	disability
Compensation:
Severance pay(1)	$510,000	$807,500	—	—
Vesting of unvested restricted shares(2)	—	$ 43,000	$43,000	$43,000
Benefits:
Health and dental insurance(3)	$15,541	$ 15,541	—	$15,541
Total	$525,541	$866,041	$43,000	$58,541
____________________

(1)	In the case of termination without cause or termination by executive for good reason, represents Mr. Welch’s base salary, to be paid in 12 equal installments, the first two of which are to be paid two months following the Date of Termination and the next ten of which will be paid in ten equal monthly installments commencing three months following the Date of Termination, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following termination. In the case of termination without cause or termination by executive for good reason following a change in control, represents one and a quarter times Mr. Welch’s base salary, plus one and a quarter times an assumed annual bonus equal to 50% of base salary, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following termination.

(2)	Represents the intrinsic value as of February 1, 2009 of unvested restricted stock awards.

(3)	Represents 18 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Welch’s current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 18 months.

Kenneth J. Hudson

	Termination	Termination without
	without cause or	cause or termination
	termination by	by executive for good	Change in control
	executive for good	reason following a	regardless of	Death or
Name	reason	change in control	termination	disability
Compensation:
Severance pay(1)	$375,000	$593,750	—	—
Vesting of unvested restricted shares(2)	—	$ 38,525	$38,525	$38,525
Benefits:
Health and dental insurance(3)	$10,440	$ 10,440	—	$10,440
Excise tax gross-up(4)	—	$223,523	—	—
Total	$385,440	$866,238	$38,525	$48,965
____________________

(1)	In the case of termination without cause or termination by executive for good reason, represents Mr. Hudson’s base salary, to be paid in 12 equal installments, the first two of which are to be paid two months following the Date of Termination and the next ten of which will be paid in ten equal monthly installments commencing three months following the Date of Termination, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following termination. In the case of termination without cause or termination by executive for good reason following a change in control, represents one and a quarter times Mr. Hudson’s base salary, plus one and a quarter times an assumed annual bonus equal to 50% of base salary, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following termination.

(2)	Represents the intrinsic value as of February 1, 2009 of unvested restricted stock awards.

(3)	Represents 18 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Hudson’s current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 18 months.

(4)	Mr. Hudson is entitled to a gross-up payment for any excise taxes payable by him. Assuming a change in control occurred on February 1, 2009, Mr. Hudson would have been required to pay excise taxes if he terminated his employment for good reason or if he was terminated without cause. Assuming either of these events occurred on February 1, 2009 in addition to a change in control on the same date, the amount shown in the table represents the amount needed to make Mr. Hudson whole for the excise taxes that would have been imposed and all taxes that would have been payable on the gross-up payment itself.

M. Bradley Wall

	Termination	Termination without
	without cause or	cause or termination
	termination by	by executive for good	Change in control
	executive for good	reason following a	regardless of	Death or
Name	reason	change in control	termination	disability
Compensation:
Severance pay(1)	$375,000	$593,750	—	—
Vesting of unvested restricted shares(2)	—	$ 44,694	$44,694	$44,694
Benefits:
Health and dental insurance(3)	$15,527	$ 15,527	—	$15,527
Excise tax gross-up(4)	—	$232,700	—	—
Total	$390,527	$886,671	$44,694	$60,221
____________________

(1)	In the case of termination without cause or termination by executive for good reason, represents Mr. Wall’s base salary, to be paid in 12 equal installments, the first two of which are to be paid two months following the Date of Termination and the next ten of which will be paid in ten equal monthly installments commencing three months following the Date of Termination, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following termination. In the case of termination without cause or termination by executive for good reason following a change in control, represents one and a quarter times Mr. Wall’s base salary, plus one and a quarter times an assumed annual bonus equal to 50% of base salary, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following termination.

(2)	Represents the intrinsic value as of February 1, 2009 of unvested restricted stock awards.

(3)	Represents 18 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Wall’s current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 18 months.

(4)	Mr. Wall is entitled to a gross-up payment for any excise taxes payable by him. Assuming a change in control occurred on February 1, 2009, Mr. Wall would have been required to pay excise taxes if he terminated his employment for good reason or if he was terminated without cause. Assuming either of these events occurred on February 1, 2009 in addition to a change in control on the same date, the amount shown in the table represents the amount needed to make Mr. Wall whole for the excise taxes that would have been imposed and all taxes that would have been payable on the gross-up payment itself.

Steven A. Lineberger

	Termination	Termination without
	without cause or	cause or termination
	termination by	by executive for good	Change in control
	executive for good	reason following a	regardless of	Death or
Name	reason	change in control	termination	disability
Compensation:
Severance pay(1)	$480,000	$760,000	—	—
Vesting of unvested restricted shares(2)	—	$49,907	$49,907	$49,907
Benefits:
Health and dental insurance(3)	$15,547	$15,547	—	$15,547
Excise tax gross-up(4)	—	$280,745	—	—
Total	$495,547	$1,106,199	$49,907	$65,454
____________________

(1)	In the case of termination without cause or termination by executive for good reason, represents Mr. Lineberger’s base salary, to be paid in 12 equal installments, the first two of which are to be paid two months following the Date of Termination and the next ten of which will be paid in ten equal monthly installments commencing three months following the Date of Termination, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following termination. In the case of termination without cause or termination by executive for good reason following a change in control, represents one and a quarter times Mr. Lineberger’s base salary, plus one and a quarter times an assumed annual bonus equal to 50% of base salary, plus a pro-rated annual bonus equal to 50% of base salary, to be paid 60 days following termination.

(2)	Represents the intrinsic value as of February 1, 2009 of unvested restricted stock awards.

(3)	Represents 18 months of continued health insurance coverage, computed as the excess of our current COBRA premium for such coverage over Mr. Lineberger’s current contribution to the health plan providing benefits to our employees. These benefits would be payable over such 18 months.

(4)	Mr. Lineberger is entitled to a gross-up payment for any excise taxes payable by him. Assuming a change in control occurred on February 1, 2009, Mr. Lineberger would have been required to pay excise taxes if he terminated his employment for good reason or if he was terminated without cause. Assuming either of these events occurred on February 1, 2009 in addition to a change in control on the same date, the amount shown in the table represents the amount needed to make Mr. Lineberger whole for the excise taxes that would have been imposed and all taxes that would have been payable on the gross-up payment itself.

Director Compensation

     Our non-executive directors received the following aggregate amounts of compensation during the fiscal year ended February 1, 2009.

					Change in
	Fees				Pension
	Earned				Value and
	or Paid			Non-Equity	Nonqualified
	in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name(1)	($)	($)(2)	($)(3)	($)	Earnings	($)(4)	($)
Charles A. Blixt	$60,000	$94,309	—	—	—	$1,200	$155,509
Lynn Crump-Caine	$60,000	$94,309	—	—	—	$1,200	$155,509
C. Stephen Lynn	$60,000	$94,309	—	—	—	$1,200	$155,509
Robert S. McCoy, Jr.	$96,084	$104,200	$9,871	—	—	$1,200	$211,355
Andrew J. Schindler	$60,000	$104,200	—	—	—	$1,200	$165,400
Michael H. Sutton	$70,000	$104,200	—	—	—	$1,200	$175,400
Lizanne Thomas	$77,500	$104,200	—	—	—	$1,200	$182,900
Togo D. West, Jr.	$67,500	$104,200	$9,871	—	—	$1,200	$182,771
____________________

(1)	This table does not include director compensation for Mr. Morgan. Mr. Morgan was appointed as our President and Chief Executive Officer effective January 6, 2008 and, as of such date, was no longer a non-executive director. He continues to serve as Chairman of the Board of Directors. Mr. Morgan does not receive any compensation in addition to his compensation as our Chief Executive Officer for his continuing service as a director and Chairman of the Board of Directors.

(2)	Amounts shown reflect the compensation cost recognized in fiscal 2009 with respect to restricted stock units granted in fiscal 2008 and fiscal 2009 determined in accordance with FAS 123(R) (except that estimated forfeitures have been disregarded for this purpose). For a discussion of the assumptions used in determining such amounts, see Note 16 to our consolidated financial statements in our 2009 Form 10-K. The full grant date fair value of the fiscal 2009 restricted stock unit award to non-employee directors was $120,000 per director. As of February 1, 2009, the non-executive directors held the following number of restricted stock units: Mr. Blixt – 29,220, Ms. Crump-Caine – 29,220, Mr. Lynn – 29,220, Mr. McCoy – 40,927, Mr. Schindler – 40,927, Mr. Sutton – 40,927, Ms. Thomas – 40,927 and Mr. West – 40,927.

(3)	Amounts shown reflect the compensation cost recognized in fiscal 2009 with respect to stock options granted in prior years determined in accordance with FAS 123(R) (except that estimated forfeitures have been disregarded for this purpose). For a discussion of the assumptions used in determining such amounts, see Note 16 to our consolidated financial statements in our 2009 Form 10-K. As of February 1, 2009, the non-executive directors held the following number of stock options: Mr. McCoy – 15,542 and Mr. West – 99,300.

(4)	Represents fees paid at the rate of $300 per quarter for miscellaneous expenses. We also reimburse each director for travel and other expenses incurred to attend meetings of the Board of Directors and its committees, continuing education courses applicable to their role as a member of our Board of Directors and its committees, and such other meetings as requested by the Company; such reimbursements are not included in the amounts set forth herein.

Narrative to Director Compensation Table

     Set forth below is a description of the compensation arrangements for our non-executive directors.

Fiscal 2009 Compensation

     Mr. Robert S. McCoy, Jr., Lead Independent Director, received an annual fee of $85,000. Each other non-executive director received an annual fee of $60,000. The Chair of the Audit Committee (Mr. McCoy) and each Co-Chair of the Special Committee (Mr. Sutton and Ms. Thomas) each received additional annual compensation of $10,000. The Chair of the Nominating and Corporate Governance Committee (Ms. Thomas) and the Chair of the Compensation Committee (Mr. West) each received additional annual compensation of $7,500. Since becoming Chief Executive Officer and President on January 6, 2008, Mr. Morgan no longer receives any compensation in his capacity as a director or the Chairman of the Board of Directors. In addition to these fees, each director received fees of $300 per quarter for miscellaneous expenses. We also reimburse each director for travel and other expenses incurred to attend meetings of the Board of Directors and its committees, continuing education courses applicable to their role as a member of our Board of Directors and its committees, and such other meetings as requested by the Company. On April 21, 2008, the Compensation Committee made grants of 38,961 restricted stock units under our 2000 Stock Incentive Plan to each of our non-executive directors. These units vested in four nearly equal quarterly installments on July 21, 2008, October 21, 2008, January 21, 2009 and April 21, 2009. Each non-executive director elected to defer receipt of the shares underlying these restricted stock units. The shares will be distributed in a single lump sum following the termination of his or her service on the Board of Directors, provided that any units that have not vested prior to his or her termination of service will be forfeited. On an ongoing basis, the Compensation Committee intends to make annual grants to each non-executive director of restricted stock units having an aggregate value of approximately $120,000.

     The Company has entered into indemnification agreements with each current director providing (i) advancement by the Company prior to the final disposition of any indemnifiable claim of any and all expenses relating to any indemnifiable claim paid or incurred by the director or which the director determines are reasonably likely to be paid or incurred by the director, (ii) reimbursement of any and all expenses paid or incurred by the director or which the director determines are reasonably likely to be paid or incurred by the director in connection with any claim made by the director for (a) indemnification or reimbursement or advance payment of expenses by the Company, and/or (b) recovery under any directors’ and officers’ liability insurance policies maintained by the Company, regardless in each case of whether the director ultimately is determined to be entitled to such indemnification, reimbursement, advance or insurance recovery, as the case may be; and (iii) liability insurance for the duration of the director’s service as a director of the Company.

Fiscal 2010 Compensation

     On January 29, 2009 the Compensation Committee and the Board of Directors reviewed the compensation arrangements for our non-executive directors and made no changes to the compensation package. On January 29, 2009, the Compensation Committee made its fiscal 2010 equity grant to directors of 85,714 restricted stock units (valued at approximately $120,000 on date of grant) under our 2000 Stock Incentive Plan to each of our non-executive directors. These units will vest in four nearly equal quarterly installments on April 29, 2009, July 29, 2009, October 29, 2009 and January 29, 2010. Each non-executive director elected to defer receipt of the shares underlying these restricted stock units. The shares will be distributed in a single lump sum following the termination of his or her service on the Board of Directors, provided that any units that have not vested prior to his or her termination of service will be forfeited.

Stock Ownership Guidelines – Directors

     As with our officers, we believe that our directors should be encouraged to own our common stock to further align their interests with those of our shareholders. In order to ensure that the directors maintain this alignment, the Board of Directors adopted stock ownership guidelines to which all directors are expected to adhere. Each director is expected to own stock valued at 300% of their annual retainer, the same requirement as that for the Company’s Chief Executive Officer.

     To ease the financial burden of achieving these levels of stock ownership while ensuring that they will be achieved over time, it is expected that directors will utilize the grants under our 2000 Stock Incentive Plan to reach the level of stock ownership required by the guidelines. In this regard, until the levels of ownership outlined above are achieved, directors are expected to retain shares with a value equal to 50% of the net after-tax value of stock grants under our 2000 Stock Incentive Plan. Accordingly, in the case of restricted stock and restricted stock unit grants, directors are expected to retain shares with a value equal to 50% of the after-tax value of the restricted shares upon vesting and distribution of such shares; and in the case of stock options, directors are expected to retain shares with a value equal to 50% of the after-tax value of the shares received, net of the exercise price, upon exercise of the options.

Equity Retention Policy – Directors

     On April 7, 2009, the Board of Directors adopted a formal equity retention policy that generally requires each director to retain not less than 75% of all shares acquired pursuant to an award granted after the effectiveness of the policy under any Krispy Kreme equity compensation plan or other written compensatory arrangement. The retention period remains in effect until the termination of the director’s services to Krispy Kreme. The policy also prohibits directors from entering into puts, calls or other derivative positions with respect to shares of Krispy Kreme’s common stock.

Securities Authorized for Issuance Under Equity Compensation Plans

     The following table provides information with respect to securities authorized for issuance under all of the Company’s equity compensation plans as of February 1, 2009. This table does not give effect to the proposed amendment to the 2000 Stock Incentive Plan by our Board of Directors, subject to approval by our shareholders, to increase the maximum number of shares of common stock that may be issued under the 2000 Stock Incentive Plan by 3,000,000.

Number of
Securities Remaining
	Number of		Available For
	Securities to		Future Issuance
	Be Issued	Weighted Average	Under Equity
	Upon Exercise	Exercise Price	Compensation
	of Outstanding	of Outstanding	Plans (Excluding
	Options, Warrants	Options, Warrants	Securities Reflected
	and Rights	and Rights	in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security
holders	5,822,300 (1)	$14.81	530,300 (2)
Equity compensation plans not approved by
security holders(3)(4)	90,700 (3)	$7.73	—
Total	5,913,000	$14.70	530,300
____________________

(1)	Represents shares of common stock issuable pursuant to outstanding options under the 2000 Stock Incentive Plan.

(2)	Represents shares of common stock which may be issued pursuant to awards under the 2000 Stock Incentive Plan and the Employee Stock Purchase Plan. Under the Employee Stock Purchase Plan, each employee of the Company or any participating subsidiary (other than those whose customary employment was for not more than five months per calendar year) was eligible to participate after the employee completed 12 months of employment, and each participant could elect to purchase shares of Company common stock at the end of quarterly offering periods. The amount of shares that could be purchased was based on the amount of payroll deductions a participant elected to have withheld and applied at the end of the purchase period to the purchase of shares (ranging from 1 to 15% of the participant’s base compensation). The purchase price for the shares was the lesser of the fair market value of the shares on the first day of the purchase period or the last day of the purchase period. Effective October 21, 2005, the Company halted purchases under the Employee Stock Purchase Plan.

(3)	Represents shares of common stock issuable pursuant to outstanding options under the 1998 Stock Option Plan. The 1998 Stock Option Plan was adopted prior to the initial public offering of the Company’s common stock, and it was not submitted for approval by shareholders. The plan provides for the grant of stock options to employees, directors and consultants, as determined by the Compensation Committee, and it is administered by the Compensation Committee. No grants have been made under the 1998 Stock Option Plan subsequent to April 5, 2000, and the Company will not make any further grants under the plan.

(4)	The Company maintained a Nonqualified Stock Ownership Plan under which management or other highly compensated employees selected by the Compensation Committee could participate. The plan was designed to provide benefits that could not be provided under the Company’s tax-qualified Profit Sharing Stock Ownership Plan due to Internal Revenue Code limitations. Each year, the Company credited benefits under the plan based on a discretionary percentage of the employees’ compensation in excess of Internal Revenue Code limits. Amounts credited under the plan were deemed to be invested in Company stock, and benefits were payable in the form of Company stock or, at the election of the participant, in cash. No amounts were credited to participants in the plan in fiscal 2007, fiscal 2008 or fiscal 2009. The Company also maintained a Nonqualified Deferred Compensation Plan under which management or other highly compensated employees selected by the Compensation Committee could participate. The plan was designed to allow participants to defer a portion of their compensation. Amounts deferred under the plan could, at the election of the participant, be deemed to be invested in Company stock, and benefits deemed vested in Company stock were payable in the form of Company stock or, at the election of the participant, in cash. The ability of participants to deem investments to be in Company stock was suspended effective November 8, 2005. Neither the Nonqualified Stock Ownership Plan nor the Nonqualified Deferred Compensation Plan was submitted for shareholder approval. On December 10, 2008, the Board of Directors merged the Nonqualified Stock Ownership Plan with and into the Nonqualified Deferred Compensation Plan, effective December 31, 2008, and both plans as merged were amended and restated generally effective as of January 1, 2005 to comply with Section 409A of the Internal Revenue Code.

TRANSACTIONS WITH RELATED PERSONS

Transactions with Related Persons

     Except as described in the following paragraph, there were no reportable transactions with related persons in fiscal 2009.

     Our franchisee for the Middle East, Kuwait Food Company (Americana), is an affiliate of Mohamed Abdulmohsin Al Kharafi & Sons W.L.L., which was the beneficial owner of 13.4% of our common stock as of April 10, 2009. We had transactions in the normal course of business with this franchisee (including sales of doughnut mix and equipment to the franchisee and royalties payable to us by the franchisee based on its sales at Krispy Kreme franchise stores) totaling approximately $10.6 million in fiscal 2009. Such transactions were conducted pursuant to development and franchise agreements, the terms of which are substantially the same as those currently offered to our other international franchisees.

Review, Approval or Ratification of Transactions with Related Persons

     Our Audit Committee has adopted written Policy and Procedures with Respect to Related Person Transactions (the “Policy”). The Policy provides that any proposed Related Person Transaction be submitted to the Audit Committee for consideration. In determining whether or not to approve the transaction, the Policy provides that the Committee shall consider all of the relevant facts and circumstances available to the Committee, including (if applicable) but not limited to: the benefits to us; the impact on a director’s independence, if applicable; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Policy provides that the Committee shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of Krispy Kreme and its stockholders, as the Committee determines in good faith.

     For purposes of the Policy, a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Krispy Kreme (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $100,000, and in which any Related Person had, has or will have a direct or indirect material interest.

     For purposes of the Policy, a “Related Person” means:

(1)	any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer or a nominee to become a director of Krispy Kreme;

(2)	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; and

(3)	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner.

REPORT OF THE AUDIT COMMITTEE FOR FISCAL YEAR 2009

     The Audit Committee assists the Board of Directors in its oversight of the integrity of Krispy Kreme’s financial statements, compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm and the performance of the independent registered public accounting firm and the internal audit function. Management is responsible for Krispy Kreme’s financial statements, internal controls and the financial reporting process. Krispy Kreme’s independent registered public accounting firm is responsible for expressing an opinion that the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board. In conjunction with the specific activities performed by the Audit Committee in its oversight role:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended February 1, 2009, with management of Krispy Kreme.

2.	The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed as required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.	The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with its independent registered public accounting firm such firm’s independence.

     Based on the review and discussions referred to in paragraphs one through three above, the Audit Committee recommended to the Board of Directors that the audited financial statements should be included in the 2009 Form 10-K for filing with the SEC.

Robert S. McCoy, Jr., Chair
Andrew J. Schindler
Michael H. Sutton

INFORMATION RELATED TO OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

General

     PricewaterhouseCoopers LLP served as Krispy Kreme’s independent registered public accounting firm for fiscal 2007, fiscal 2008 and fiscal 2009. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting for purposes of answering appropriate questions that any shareholder may wish to ask, and such representatives will have an opportunity to make a statement at the meeting if they so desire.

Fees

     The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP to Krispy Kreme in each of the last two fiscal years for audit and non-audit services. The nature of the services provided in each such category is described following the table.

	2009	2008
Audit Fees	$1,069,683	$1,217,401
Audit-Related Fees	$92,878	$118,000
Tax Fees	$6,623	$117,866
All Other Fees	$3,900	$3,900
Total	$1,173,084	$1,457,167

     Audit Fees — Consists of aggregate fees for professional services rendered for the audits of the annual financial statements of Krispy Kreme, reviews of financial statements included in Krispy Kreme’s Forms 10-Q and consent procedures related to Form S-3.

     Audit-Related Fees — Consists of aggregate fees for accounting consultations and audits of employee benefit plans.

     Tax Fees — Consists of aggregate fees for tax advice and planning and international tax matters.

     All Other Fees — Consists of aggregate fees for accounting research tools.

Pre-Approval of Audit and Non-Audit Services

     The Audit Committee is responsible for pre-approving all audit and permitted non-audit services provided to Krispy Kreme by its independent registered public accounting firm. To help fulfill this responsibility, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy. Under the policy, all audit and non-audit services must be pre-approved by the Audit Committee either (1) before the commencement of each service on a case-by-case basis, called “specific pre-approval,” or (2) by the description in sufficient detail in exhibits to the policy of particular services which the Audit Committee has generally approved, without the need for case-by-case consideration, called “general pre-approval.” Unless a particular service has received general pre-approval, it must receive the specific pre-approval of the Audit Committee or one of its members to whom the Audit Committee has delegated specific pre-approval authority. The policy describes the audit, audit-related and tax and other services, if any, which have received general pre-approval. These general pre-approvals allow Krispy Kreme to engage the independent registered public accounting firm for the enumerated services for individual engagements up to the fee-limits described in the policy. The Audit Committee periodically reviews the services that have received general pre-approval and the associated fee ranges. The policy does not delegate to management the Audit Committee’s responsibility to pre-approve services performed by the independent registered public accounting firm. All of the services described above under Audit-Related Fees, Tax Fees and All Other Fees for fiscal 2007, fiscal 2008 and fiscal 2009 were pre-approved by the Audit Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of beneficial ownership and changes in such with the SEC. Such officers, directors and shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our executive officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during fiscal 2009, except for two late filings for Steven A. Lineberger (each relating to the surrendering of shares to cover taxes due for the vesting of a restricted stock award) and one late filing for Darryl R. Marsch (relating to the surrendering of shares to cover taxes due for the vesting of a restricted stock award).

VIEW PROXY STATEMENTS AND ANNUAL REPORTS ON THE INTERNET

     This Proxy Statement and the 2009 Form 10-K are available at: http://investor.krispykreme.com/annual-proxy.cfm.

SHAREHOLDERS’ PROPOSALS FOR 2010 ANNUAL MEETING

     Shareholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC and our bylaws.

     The 2010 Annual Meeting of Shareholders is tentatively scheduled to be held on June 15, 2010. Shareholder proposals that are intended to be included in our Proxy Statement and proxy relating to the 2010 Annual Meeting of Shareholders must be received by us no later than December 31, 2009 to be considered for inclusion.

     If a shareholder intends to submit a nomination for director for our 2010 Annual Meeting of Shareholders that is not to be included in Krispy Kreme’s Proxy Statement and proxy relating to the 2010 Annual Meeting of Shareholders, the shareholder must give us notice in accordance with the requirements set forth in Krispy Kreme’s bylaws during the period from February 16, 2010 to March 18, 2010, the period that is not less than 90 days nor more than 120 days prior to the first anniversary date of Krispy Kreme’s 2009 Annual Meeting of Shareholders. Krispy Kreme’s bylaws require that certain information with respect to the nomination and the shareholder making the nomination be set forth in the notice.

     If the date of the 2010 Annual Meeting of Shareholders is changed by more than 30 days from June 16, 2010, shareholders will be advised of such change and of the new dates for submission of nominations for directors.

     If a shareholder intends to submit a proposal for our 2010 Annual Meeting of Shareholders that is not to be included in Krispy Kreme’s Proxy Statement and proxy relating to the 2010 Annual Meeting of Shareholders, the shareholder generally must give us notice in accordance with the requirements set forth in Krispy Kreme’s bylaws during the period that is not less than 40 days nor more than 90 days before Krispy Kreme’s 2010 Annual Meeting of Shareholders. Krispy Kreme’s bylaws require that certain information with respect to the proposal and the shareholder making the proposal be set forth in the notice.

     To obtain a copy of the relevant bylaw provision or to submit a proposal, a shareholder must submit such request or proposal in writing to: Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary.

HOUSEHOLDING

     Krispy Kreme has previously adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple registered shareholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the annual proxy materials unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

     If you are a registered shareholder (your shares are held directly in your name) and you wish to opt out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to 30 days before the mailing of proxy materials, which we expect to be mailed in April or May of each year, by calling our Investor Relations Department at (336) 726-8917 or by notifying us in writing at: Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina 27103, Attention: Secretary. You also may request additional copies of the proxy materials by notifying us in writing at the same address.

     If you share an address with another registered shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above-referenced address.

OTHER MATTERS

     All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the materials enclosed herewith and soliciting proxies will be paid by Krispy Kreme. We may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses reasonably incurred by them in sending proxy materials to beneficial owners of our common stock. The solicitation of proxies will be conducted primarily by mail, but may include telephone, email or oral communications by directors, officers or regular employees of Krispy Kreme, acting without special compensation.

     Whether or not you plan on attending the Annual Meeting, please fill in, date, sign and mail the accompanying proxy card, or vote by telephone or electronically through the Internet as soon as possible. If you attend the Annual Meeting and wish to vote in person, you may revoke your proxy at that time. Seating is limited at the Annual Meeting. If you plan to attend, you MUST follow the instructions described above under “Proxy Solicitation and General Information—Admission to Annual Meeting.”

BY ORDER OF THE BOARD OF DIRECTORS,

WESLEY M. SUTTLE
Secretary

APPENDIX A

KRISPY KREME DOUGHNUTS, INC.

2000 STOCK INCENTIVE PLAN

(AMENDED AS OF JUNE 16, 2009)

i

ii

KRISPY KREME DOUGHNUTS, INC.

2000 STOCK INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 Establishment of the Plan. Krispy Kreme Doughnuts, Inc., a North Carolina corporation (hereinafter referred to as the “Company”), hereby establishes a stock option and incentive award plan known as the “Krispy Kreme Doughnuts, Inc. 2000 Stock Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Unit Awards and Stock Appreciation Rights.

     The Plan shall become effective on July 1, 2000 (the “Effective Date”), having been approved by the Board of Directors on June 6, 2000, and shall remain in effect as provided in Section 1.3. This Plan reflects all amendments and stock splits through and including June 16, 2009.

     1.2 Purpose of the Plan. The purposes of the Plan are to promote greater stock ownership in the Company by Employees, Directors, consultants, or other persons who perform services for the Company and its Parent, Subsidiaries, and affiliates (the “Participants”); to more closely link the personal interests of Participants to those of the Company’s shareholders; and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14, until the day prior to the twelfth (12th) anniversary of the Effective Date.

ARTICLE 2. DEFINITIONS

      Whenever used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Agreement” means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

(b)

“Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Unit Awards or Stock Appreciation Rights.

(c)	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(d)	“Board” or “Board of Directors” means the Board of Directors of the Company.

(e)

“Cause” means: (i) with respect to the Company or any Subsidiary which employs the Participant or for which the Participant primarily performs services, the commission by the Participant of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice which the Committee shall, in good faith, deem to have resulted in the Participant’s becoming unbondable under the Company’s or the Subsidiary’s fidelity bond; (ii) the willful engaging by the Participant in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any Subsidiary, monetarily or otherwise; or (iii) the willful and continued failure or habitual neglect by the Participant to perform his duties with the Company or the Subsidiary substantially in accordance with the operating and personnel policies and procedures of the Company or the Subsidiary generally applicable to all their employees. For purposes of this Plan, no act or failure to act by the Participant shall be deemed to be “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company and/or the Subsidiary. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement shall apply to the Participant in this Plan. “Cause” under either (i), (ii) or (iii) shall be determined by the Committee.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.

(g)	“Committee” means (i) the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3; or (ii) in the absence of such appointment, the Board itself.

(h)	“Common Stock” means the common stock of the Company, no par value per share.

(i)	“Company” means Krispy Kreme Doughnuts, Inc., a North Carolina corporation, or any successor thereto as provided in Article 17.

(j)	“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

(k)	“Director” means any individual who is a member of the Board of Directors of the Company.

(l)	“Disability” shall mean a condition where the Participant either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than three (3) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company.

(m)	“Effective Date” shall have the meaning ascribed to such term in Section 1.1.

(n)	“Employee” means any employee of the Company or any Parent, Subsidiary, or affiliate of the Company. Directors who are not otherwise employed by the Company or a Parent, Subsidiary or affiliate of the Company are not considered Employees under this Plan.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(p)	“Fair Market Value” shall be determined as follows:

(i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq National Market System (“Nasdaq”) and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported;

(ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

(iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

(q)	“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

(r)	“Initial Value” means, with respect to a Corresponding SAR, the Option Price per share of the related Option, and with respect to an SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

(s)	“Insider” shall mean an Employee who is, on the relevant date, an officer or a director, or a beneficial owner of ten percent (10%) or more of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, all as defined under Section 16 of the Exchange Act.

(t)	“Named Executive Officer” means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

(u)	“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6, and which is not intended or otherwise fails to meet the requirements of Code Section 422.

(v)	“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(w)	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(x)	“Parent” means a “parent corporation,” whether now or hereafter existing as defined in Section 424(e) of the Code.

(y)	“Participant” means an Employee, Director, consultant or other person who performs services for the Company or a Parent, Subsidiary, or affiliate of the Company, who has been granted an Award under the Plan which is outstanding.

(z)	“Performance Unit Award” means an Award, which, in accordance with the terms of Article 9 and the other provisions of the Plan and subject to an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant’s death, to receive cash, Common Stock or a combination thereof.

(aa)	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(bb)	“Plan” means this Krispy Kreme Doughnuts, Inc. 2000 Stock Incentive Plan, including any amendments thereto.

(cc)	“Restricted Stock” means an Award of Common Stock (or the right to receive a share of Common Stock in the future) granted in accordance with the terms of Article 8 and the other provisions of the Plan, and which is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

(dd)	“Retirement” shall mean retiring from employment with the Company or any Subsidiary on or after attaining age sixty five (65), or pursuant to a policy or agreement approved by the Board.

(ee)	“SAR” means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such specification, the holder shall be entitled to receive in cash, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

(ff)	“Shares” means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 4.3).

(gg)	“Stock Award” means a grant of Shares under Article 8 that is not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to the Employee.

(hh)	“Subsidiary” means (i) in the case of an ISO, any company during any period in which it is a “subsidiary corporation” (as that term is defined in Code Section 424(f)), and (ii) in the case of all other Awards, in addition to a “subsidiary corporation” as defined above, a partnership, limited liability company, joint venture or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

ARTICLE 3. ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board (or a subcommittee thereof), or by any other committee or subcommittee appointed by the Board that is granted authority to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. In the absence of any such appointment, the Plan shall be administered by the Board.

     3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full and exclusive power to select the Participants who shall participate in the Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including conditions on the exercisability of all or a part of an Option or SAR, restrictions on transferability, vesting provisions on Restricted Stock or Performance Unit Awards and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 14) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the time any Option or SAR may be exercised and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Company. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee’s opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Company.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Participants and their estates and beneficiaries.

     3.4 Employees in Foreign Countries. The Committee shall have the authority to adopt such modifications, procedures, appendices and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or any Subsidiary may operate to assure the viability of the benefits from Awards granted to Employees employed in such countries and to meet the objectives of the Plan.

     3.5 No Option or SAR Repricing Without Shareholder Approval. Except as provided in Section 4.4 hereof relating to certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, Options and SARs issued under the Plan shall not be amended to lower their exercise price, Options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices, and no other action shall be taken with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which the Shares are listed.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to adjustments under Section 4.4 below, the maximum number of Shares that may be delivered to participants and their beneficiaries under the Plan shall be equal to the sum of (i) 12,500,000; (ii) any Shares available for future awards under the Company’s 1998 Stock Option Plan as of the effective date of this Plan; and (iii) any Shares that are represented by awards granted under any prior plan of the Company, which are forfeited, expire or are canceled without the delivery of Shares or which result in the forfeiture of Shares back to the Company. In addition, any Shares delivered under the Plan or any prior plan of the Company which are forfeited back to the Company because of the failure to meet an award contingency or condition shall again be available for delivery pursuant to new awards granted under the Plan. Any Shares covered by an award (or portion of an award) granted under the Plan or any prior plan of the Company, which is forfeited or canceled, expires or is settled in cash, including the settlement of tax withholding obligations using Shares, shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Likewise, if any stock option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment for such exercise under this Plan or any prior plan of the Company, only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Further, Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of or in connection with the Company acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

     4.2 Other Plan Limits. Subject to adjustment under Section 4.4, the maximum number of Shares that may be issued in connection with ISOs shall be 3,000,000.

     4.3 Nonexclusivity of the Plan. This Plan shall not be construed as creating any limitation on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     4.4 Adjustments in Authorized Shares. In the event of (i) any change in corporate capitalization, such as a stock split, reverse stock split, or stock dividend; (ii) any corporate transaction to which Code Section 424(a) applies, or (iii) such other event which in the judgment of the Committee necessitates an adjustment, such adjustment shall be made in the maximum number and kind of Shares which may be delivered under the Plan as set forth in Section 4.1 above, and in the number and kind of and/or price of Shares subject to outstanding Awards granted under the Plan or prior plan, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares. Except as expressly provided herein, the issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an outstanding Award.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     Any Director or Employee, or any independent contractor, adviser or consultant to the Company or a Parent, Subsidiary, or affiliate of the Company shall be eligible to receive an Award under the Plan. In determining the individuals to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company or a Parent, Subsidiary, or affiliate of the Company, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

ARTICLE 6. STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. An Option may be granted with or without a Corresponding SAR. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Parent or Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000). The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants. Subject to adjustments under the principles set forth in Section 4.4 above, the maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 1,000,000 Shares; provided, however, that to the extent that the maximum number of Shares is not granted to a Participant in a calendar year, such amount may be carried over into subsequent years.

     6.2 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO. If the Option is granted in connection with a Corresponding SAR, the Agreement shall also specify the terms that apply to the exercise of the Option and Corresponding SAR. The Committee may provide in the Option Agreement for transfer restrictions, repurchase rights, vesting requirements and other limitations on the Shares to be issued pursuant to the exercise of an Option.

     6.3 Option Price. The Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In no event, however, shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The Committee is authorized to issue Options, whether ISOs or NQSOs, at an Option Price in excess of the Fair Market Value on the date the Option is granted (the so-called “Premium Price” Option) to encourage superior performance.

     6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall not be exercisable later than the fifth (5th) anniversary date of its grant.

     6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Parent, Subsidiary or other entity, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control (as defined in Section 13.1) of the Company or upon the occurrence of other events as specified in the Agreement. Except as otherwise provided in the Agreement and Article 13, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. The exercise or partial exercise of either an Option or its Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

     6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) in cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered and which were acquired directly from the Company must have been held by the Participant for a period of at least six months unless otherwise provided by the Committee), or (d) if approved by the Committee, by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. The Company may, in its discretion, make a loan to the Participant for purposes of permitting the Participant to exercise an Option and to pay any withholding taxes in connection with the exercise of the Option. Such loan shall be on such terms and conditions as may be determined by the Company. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

6.7 Transferability.

(a)

To Immediate Family and Related Entities. A Participant may transfer an Option granted hereunder, including, but not limited to, transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, to one or more partnerships where such Immediate Family members are the only partners, or to one or more limited liability companies (or similar entities) where such Immediate Family Members are the only members or beneficial owners of the entity, if (i) the Participant does not receive any consideration in any form whatsoever for such transfer, (ii) such transfer is permitted under applicable tax laws, and (iii) if the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. For purposes hereof, “Immediate Family” shall mean the Participant and the Participant’s spouse, children and grandchildren.

(b)	Transfers Incident to Divorce. A Participant may transfer a nonqualified stock option granted hereunder to a former spouse incident to such Participant’s divorce from the former spouse.

(c)

Conditions. Any Option transferred pursuant to this Section 6.7 shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to such Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant other than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant’s lifetime only by the Participant.

     6.8 Shareholder Rights. No Participant shall have any rights as a Shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.

ARTICLE 7. STOCK APPRECIATION RIGHTS

     7.1 Grants of SARs. The Committee shall designate Participants to whom SARs are granted, and will specify the number of Shares of Common Stock subject to each grant. An SAR may be granted with or without a related Option. All SARs granted under this Plan shall be subject to an Agreement in accordance with the terms of this Plan. A payment to the Participant upon the exercise of a SAR may not be more than the difference between the Fair Market Value of the Shares with respect to the SAR on the date of grant and the Fair Market Value of the Shares with respect to the SAR on the date of exercise of the SAR. The maximum number of Shares subject to SARs which can be granted under the Plan during any calendar year to any individual is 250,000 Shares; provided, however, that to the extent that the maximum number of Shares is not granted to a Participant in a calendar year, such amount may be carried over into subsequent years.

     7.2 Duration of SARs. The duration of an SAR shall be set forth in the Agreement as determined by the Committee; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. An SAR that is granted as a Corresponding SAR shall have the same duration as the Option to which it relates. An SAR shall terminate due to the Participant’s termination of employment at the same time as the date specified in Article 6 with respect to Options, regardless of whether the SAR was granted in connection with the grant of an Option.

     7.3 Exercise of SAR. An SAR may be exercised in whole at any time or in part from time to time and at such times and in compliance with such requirements as the Committee shall determine as set forth in the Agreement; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value of the Shares exceeds the Option Price of the related ISO. An SAR granted under this Plan may be exercised with respect to any number of whole Shares less than the full number of Shares for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining Shares subject to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Corresponding SAR is exercised.

     7.4 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. A fractional Share shall not be deliverable upon the exercise of an SAR, but a cash payment shall be made in lieu thereof.

     7.5 Nontransferability. Each SAR granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to any lien, obligation or liability of such Participant. A Corresponding SAR shall be subject to the same restrictions on transfer as the ISO to which it relates. Notwithstanding the foregoing, if the Agreement so provides, a Participant may transfer an SAR (other than a Corresponding SAR that relates to an Incentive Stock Option) under the same rules and conditions as are set forth in Section 6.7.

     7.6 Shareholder Rights. No Participant shall have any rights as a Shareholder with respect to Shares subject to an SAR until the issuance of Shares (if any) to the Participant pursuant to the exercise of such SAR.

ARTICLE 8. RESTRICTED STOCK; STOCK AWARDS

     8.1 Grants. The Committee may from time to time in its discretion grant Restricted Stock and Stock Awards to Participants and may determine the number of Shares of Restricted Stock or Stock Awards to be granted. The Committee shall determine the terms and conditions of, and the amount of payment, if any, to be made by the Participant for such Shares or Restricted Stock. A grant of Restricted Stock may, in addition to other conditions, require the Participant to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Participant can purchase the Shares of Restricted Stock. Each grant of Restricted Stock shall be evidenced by an Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion. Subject to adjustments under the principles set forth in Section 4.4 above, the maximum number of Shares of Restricted Stock which can be granted under the Plan during any calendar year to any individual, if such grant is intended to comply with Code Section 162(m), is 300,000 Shares.

     8.2 Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the “Restricted Period”) applicable to such grant which, unless the Committee otherwise provides, shall not be less than three years in the aggregate. Subject to the other provisions of this Article 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include the following:

(a)	The death, Disability or Retirement of the Employee to whom Restricted Stock is granted, or

(b)	The occurrence of a Change in Control of the Company.

The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

     8.3 Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant may be registered in the Participant’s name and held in custody by the Company or a bank selected by the Committee for the Participant’s account. Following such registration, the Participant shall have the rights and privileges of a Shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board of Directors, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

(a)	The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

(b)	None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

(c)	In the event of the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.1, again be available for grant under the Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

     With respect to any Shares received as a result of adjustments under Section 4.4 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

     8.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a Shareholders’ agreement or any other agreement, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 15 below. Notwithstanding the foregoing, if a Participant is deemed on the date of his or her ‘separation from service’ (within the meaning of Treas. Reg. Section 1.409A-1(h)) with the Corporation to be a ‘specified employee’ (within the meaning of Treas. Reg. Section 1.409-1(i)), then with regard to any payment that is considered deferred compensation under Section 409A payable on account of a ‘separation from service’ that is required to be delayed pursuant to Section 409(a)(2)(b) of the Code (after taking into account any applicable exceptions to such requirement), such payment shall be made on the date that is the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s ‘separation from service;’ or (ii) the date of the Participant’s death (the ‘Delay Period’). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 8.4 shall be paid to Participant in a lump sum.

     8.5 Nonassignability of Restricted Stock. Unless the Committee provides otherwise in the Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     8.6 Payment of Stock Awards. Upon the grant of a Stock Award, a Shares shall be issued to the Participant not later than March 15 of the year following the year in which the Stock Award is granted.

ARTICLE 9. PERFORMANCE UNIT AWARDS

     9.1 Award. The Committee may designate Participants to whom Performance Unit Awards will be granted from time to time for no consideration and specify the number of Shares of Common Stock covered by the Award. Subject to adjustment under the principles set forth in Section 4.4 above, the maximum number of Shares subject for Performance Units which can be granted under the Plan during any calendar year to any individual is 300,000 Shares (or the fair market value thereof). The Committee shall set forth all of the material terms of any Performance Unit Award in a written document that satisfies the requirements of Section 409A of the Code, or that evidences that such Performance Unit Award does not provide for deferred compensation subject to Section 409A of the Code.

     9.2 Earning the Award. A Performance Unit Award, or portion thereof, will be earned, and the Participant will be entitled to receive Common Stock, a cash payment or a combination thereof, only upon the achievement by the Participant, the Company, or a Parent or Subsidiary of such performance objectives as the Committee, in its discretion, shall prescribe on the date of grant.

     The Committee may in determining whether performance targets have been met adjust the Company’s financial results to exclude the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, currency fluctuations or changes in accounting, which are distortive of financial results (either on a segment or consolidated basis). In addition, the Committee will adjust its calculations to exclude the effect on financial results of changes in the Code or other tax laws, or the regulations relating thereto.

     9.3 Payment. In the discretion of the Committee, the amount payable when a Performance Unit Award is earned may be settled in cash, by the grant of Common Stock or a combination of cash and Common Stock. The aggregate Fair Market Value of the Common Stock received by the Participant pursuant to a Performance Unit Award, together with any cash paid to the Participant, shall be equal to the aggregate Fair Market Value, on the date the Performance Units are earned, of the number of Shares of Common Stock equal to each Performance Unit earned. A fractional Share will not be deliverable when a Performance Unit Award is earned, but a cash payment will be made in lieu thereof.

     9.4 Shareholder Rights. No Participant shall have, as a result of receiving a Performance Unit Award, any rights as a Shareholder until and to the extent that the Performance Units are earned and Common Stock is transferred to such Participant. If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of Shares of Common Stock covered by the Award between (a) the date that the Performance Units are awarded and (b) the date that a transfer of Common Stock to the Participant, cash settlement, or combination thereof is made pursuant to the Performance Unit Award. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Unit Award or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution. After a Performance Unit Award is earned and paid in Common Stock, a Participant will have all the rights of a Shareholder with respect to the Common Stock so awarded; provided that the restrictions of any Shareholders’ agreement or other agreement shall, if applicable, continue to apply.

ARTICLE 10. BENEFICIARY DESIGNATION

     To the extent applicable, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.

ARTICLE 11. DEFERRALS

     The Committee may permit a Participant to defer to another plan or program such Participant’s receipt of Shares or cash that would otherwise be due to such Participant by virtue of any Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12. RIGHTS OF PARTICIPANTS

     12.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Parent, Subsidiary, or affiliate of the Company to terminate any Participant’s employment by, or performance of services for, the Company or any Parent, Subsidiary, or affiliate of the Company at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Parent, Subsidiary, or affiliate of the Company. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its affiliates (or between affiliates) shall not be deemed a termination of employment.

     12.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 13. CHANGE IN CONTROL

     13.1 Definition. For purposes of the Plan, a “Change in Control” means any of the following events:

(a) The acquisition (other than from the Company) by any Person of Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities within a twelve (12)-month period; provided, however, that for purposes of this Section 13.1, Person shall not include any person who on the date hereof owns 25% or more of the Company’s outstanding securities, and a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the Shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

(b) Approval by Shareholders of the Company of (1) a merger or consolidation involving the Company if the Shareholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or (2) a complete liquidation or dissolution of the Company, or (3) an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

(c) A change in the composition of the Board such that the individuals who, as of the first date of such period, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 13.1 that any individual who becomes a member of the Board during such twelve (12)-month whose election, or nomination for election by the Company’s Shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

ARTICLE 14. AMENDMENT, MODIFICATION AND TERMINATION

     14.1 Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in Article 5; (b) increase the total number of Shares which may be granted under the Plan (except as provided in Section 4.4); (c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the Shareholders even if such Shareholder approval is not expressly required by the Plan or by law.

     14.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

     14.3 Compliance With Code Section 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may, subject to this Article 14, make any adjustments it deems appropriate.

     The vesting of any Restricted Stock Award granted pursuant to Section 8 above may, and the payment of any Performance Unit granted pursuant to Section 9 above shall, be made only upon certification by the Committee of the attainment, over a performance period established by the Committee, of any one or more quantifiable performance targets, which have been established by the Committee. Such targets may be either absolute or relative and shall be based on earnings, earnings per share, earnings before interest, taxes and depreciation and amortization, growth in earnings per share, achievement of annual operating profit plans, operating profit margin, return on equity performance, total shareholder return, stock price, system-wide sales, customer satisfaction, store income as a percentage of sales, comparable store sales growth, number of new store operating weeks, achievement of new store sales standards, EBITDA, return on assets, general administrative expenses as a percentage of revenue, or aging of accounts receivable. The specific performance targets for each participating executive officer shall be established in writing by the Committee within 90 days after the commencement of the fiscal year (or within such other time period as may be required by Section 162(m) of the Internal Revenue Code) to which the performance target relates. The performance target shall be established in such a manner that a third party having knowledge of the relevant facts could determine whether the performance goal has been met.

ARTICLE 15. WITHHOLDING

     15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

     15.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. In addition, Participants may elect, subject to the approval of the Committee, to satisfy tax withholding requirements by tendering Common Stock to the Company. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.

ARTICLE 16. INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 17. SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18 LEGAL CONSTRUCTION

     18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine; the plural shall include the singular and the singular shall include the plural.

     18.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     18.4 Regulatory Approvals and Listing. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which the Company’s Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     To the extent applicable, if required by the then-current Section 16 of the Exchange Act, any “derivative security” or “equity security” offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms “equity security” and “derivative security” shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     18.5 Securities Law Compliance. To the extent applicable, with respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     18.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of North Carolina.

     18.7 Section 409A. It is intended that the Plan and Awards issued hereunder will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder) to the extent the Awards are subject thereto, and the Plan and such Awards shall be interpreted on a basis consistent with such intent. The Plan and any Award Agreements issued thereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

DIRECTIONS TO ANNUAL MEETING
KRISPY KREME DOUGHNUTS, INC.
Annual Meeting of Shareholders
Tuesday, June 16, 2009, 9:00 A.M.
North Carolina School of the Arts, Proscenium/Thrust Theatre
Performance Place, 1533 South Main Street
Winston-Salem, North Carolina 27127

Reminder: Please bring your admission ticket to the Annual Meeting of Shareholders or proof of ownership and valid picture identification. (See instructions described above under “Proxy Solicitation and General Information—Admission to Annual Meeting.) Each admission ticket will admit the named shareholder and a guest. Seating is limited at the Annual Meeting so please plan on arriving early. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN KRISPY KREME STOCK, YOU WILL NOT BE ADMITTED INTO THE ANNUAL MEETING.

Driving directions to the North Carolina School of the Arts:

From the East

Traveling I-40 West from Greensboro, take the I-40 West bypass (not Business I-40) for Winston-Salem and Statesville (a left merge). In Winston-Salem, take the Main Street exit (Exit 193C) and proceed to the stop light. Take a right onto Silas Creek Parkway which will end at Main Street. Take a left on Main Street. Follow Main Street for about a mile and turn right into the main entrance to the North Carolina School of the Arts.

From the West

Traveling I-40 East toward Winston-Salem, take the I-40 East bypass (not Business I-40) for Greensboro (a right merge). Continue on I-40 for approximately 4.5 miles and take the Peters Creek Parkway exit (Exit 192). Take a left onto Peters Creek Parkway, and at the next intersection, take a right onto Silas Creek Parkway. Silas Creek Parkway will end once you reach Main Street. Take a left on Main Street. Follow Main Street for about a mile and turn right into the main entrance to the North Carolina School of the Arts.

From the South

Traveling north on U.S. 52 toward Winston-Salem, take the Sprague Street exit (Exit 108A). Turn left onto Sprague Street and at the second traffic light turn right on Main Street. Follow Main Street for one-half mile and turn right into the main entrance to the North Carolina School of the Arts.

From the North

Traveling south on U.S. 52 toward Winston-Salem, take the Waughtown Street exit (Exit 108A). Turn right on Waughtown Street and then go through a traffic circle, and the North Carolina School of the Arts will straight ahead across Chapel Street in the next block.

  General Parking Information: Shareholders may park in any of several designated visitors’ parking spaces near the Administration Building on Ehle Drive in the School of Filmmaking visitor lot, and behind the Hanes Student Commons. Shareholders that wish to park in non-reserved parking spaces around the campus, must receive a temporary parking permit from Campus Police. For more information, contact the Campus Police at 336-770-3321.

  Performance Place: Shareholders may use the parking lots next to and across the street from the Administration Building on Ehle Drive, spaces along Ehle Drive, and the School of Filmmaking visitor lot. Shareholders should travel from the Main Street entrance to Ehle Drive (formerly Waughtown Street) via Giannini Drive. A circle drive accessed from Main Street or from Ehle Drive allows shareholders to drop off guests at Performance Place.

  Handicapped Parking for Performance Place is available along Ehle Drive.

  Helpful Hints: Shareholders may experience parking disruptions due to construction. Campus Police will be on hand for the Annual Meeting and will assist with parking.

KRISPY KREME DOUGHNUTS, INC. 370 KNOLLWOOD STREET WINSTON-SALEM, NC 27103
VOTE BY TELEPHONE OR INTERNET QUICK * * * EASY * * * IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: Call Toll-Free on a Touch-Telephone 1-800-690-6903. There is NO CHARGE to you for this call. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 15, 2009. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET: The web address is www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 15, 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Krispy Kreme Doughnuts, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VIEW PROXY STATEMENTS AND ANNUAL REPORTS ON THE INTERNET: If you agree to view future Proxy Statements and Annual Reports of the Company on the Internet instead of receiving paper copies in the mail, as described in the accompanying Proxy Statement (to the extent the Company makes such option available), please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL PROXY CARD. THANK YOU FOR VOTING.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M13893-P80435	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KRISPY KREME DOUGHNUTS, INC.

Vote on Directors

1.	ELECTION OF CLASS I DIRECTORS

	01)	James H. Morgan
	02)	Andrew J. Schindler
	03)	Togo D. West, Jr.

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Vote on Amendment to 2000 Stock Incentive Plan		For	Against	Abstain

2.	The amendment to the 2000 Stock Incentive Plan to increase the number of shares issuable thereunder.	☐	☐	☐

Vote on Ratification

3.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for its fiscal year ending January 31, 2010.	☐	☐	☐

4.	In accordance with their best judgment with respect to any other matters that may properly come before the meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3. If any other matters properly come before the Annual Meeting, or if cumulative voting is required, the person(s) named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

KRISPY KREME DOUGHNUTS, INC.
Annual Meeting of Shareholders
Tuesday, June 16, 2009, 9:00 A.M.
North Carolina School of the Arts, Proscenium/Thrust Theatre
Performance Place, 1533 South Main Street
Winston-Salem, North Carolina 27127

ADMISSION TICKET

Only shareholders of record as of the close of business on April 10, 2009, or their duly appointed proxies, are entitled to attend the Annual Meeting.

     Each Admission Ticket will admit the named shareholder and a guest. Seating is limited at the Annual Meeting, so please plan on arriving early. All shareholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND AN ADMISSION TICKET, YOU WILL NOT BE ADMITTED INTO THE ANNUAL MEETING.

     When you arrive at the Annual Meeting site, please fill in your complete name in the space provided below and submit this Ticket to one of the attendants at the registration desk. This Ticket is not transferable.

Shareholder Name: __________________________________________

ê IF YOU PLAN TO ATTEND THE MEETING, DETACH ADMISSION TICKET HERE ê
M13894-P80435

Krispy Kreme Doughnuts, Inc.
370 Knollwood Street, Suite 500
Winston-Salem, North Carolina 27103
Attention: Secretary

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints James H. Morgan and Douglas R. Muir, or either of them, as proxies of the undersigned to vote the common stock of the undersigned at the Annual Meeting of Shareholders of Krispy Kreme Doughnuts, Inc. (the “Company”) to be held on June 16, 2009, and at any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR”: (1) the election of the directors named in this proxy and accompanying Proxy Statement, (2) the amendment to the 2000 Stock Incentive Plan to increase the number of shares issuable thereunder and (3) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending January 31, 2010; and unless instructions to the contrary are indicated in the space provided, this proxy will be so voted.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE